                          SCHEDULE 14A INFORMATION

              PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant   [x]
Filed by a Party other than the Registrant   [ ]
Check the appropriate box:
[x]    Preliminary Proxy Statement                             [ ]     Confidential, For Use of the Commission Only
[ ]    Definitive Proxy Statement                                      (as Permitted by Rule 14(a)(e)(2))
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Rule 14a-
       11(c) or Rule 14a-12


                       FLORIDA PANTHERS HOLDINGS, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         (1)     Title of each class of securities to which transaction applies:

                 --------------------------------------------------------------

         (2)     Aggregate number of securities to which transaction applies:

                 --------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                 --------------------------------------------------------------

         (4)     Proposed maximum aggregate value of transaction:

                 --------------------------------------------------------------

         (5)     Total fee paid:

                 -------------------------------------------------------------

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing:

         (1)     Amount Previously Paid:

                 --------------------------------------------------------------

         (2)     Form, Schedule or Registration Statement No.:

                 --------------------------------------------------------------

         (3)     Filing Party:

                 --------------------------------------------------------------
         (4)     Date Filed:

                 --------------------------------------------------------------

                       FLORIDA PANTHERS HOLDINGS, INC.
[LOGO]                   450 East Las Olas Boulevard
                       Fort Lauderdale, Florida  33301


NOTICE OF ANNUAL MEETING OF STOCKHOLDERS



TO THE STOCKHOLDERS OF FLORIDA PANTHERS HOLDINGS, INC.:

         NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Stockholders, or any adjournment or postponement thereof (the "Annual Meeting") of Florida Panthers Holdings, Inc., a Florida corporation (the "Company"), will be held at 3:00 p.m., Eastern Standard Time, on November 17, 1997, at The Broward Center for the Performing Arts, Au Rene Theater, 201 S.W. Fifth Avenue, Fort Lauderdale, Florida 33312 for the following purposes, all of which are set forth more completely in the accompanying proxy statement:

         (1) To elect directors to a term of office expiring at the Company's 1998 Annual Meeting of Stockholders or until a successor of each is duly elected and qualified;

         (2) To consider and vote upon a proposal to amend the Company's 1996 Stock Option Plan (the "Stock Option Plan") to increase, by 2,400,000 shares, the number of shares of Class A common stock, par value $0.01 per share, of the Company which are issuable upon the exercise of stock options granted or to be granted under the Stock Option Plan;

         (3) To consider and vote upon a proposal to approve the reincorporation of the Company in the State of Delaware; and

         (4) To transact such other business as may properly come before the Annual Meeting.

         The Board of Directors has fixed the close of business on September 22, 1997 as the record date for determining those stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

         You are cordially invited to attend the Annual Meeting in person. EVEN IF YOU PLAN TO ATTEND IN PERSON, YOU ARE REQUESTED TO DATE, SIGN AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE. You may revoke your proxy at any time prior to its use.

                             By Order of the Board of Directors




                             Richard L. Handley
                             Senior Vice President and General Counsel


Fort Lauderdale, Florida
October __, 1997

             PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT
              PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE.

                        FLORIDA PANTHERS HOLDINGS, INC.
                          450 East Las Olas Boulevard
                         Fort Lauderdale, Florida 33301


                                PROXY STATEMENT



         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Florida Panthers Holdings, Inc., a Florida corporation (the "Company"), for use at the 1997 Annual Meeting of Stockholders of the Company, or any adjournment or postponement thereof (the "Annual Meeting"). The Annual Meeting will be held at 3:00 p.m., Eastern Standard Time, on November 17, 1997, at The Broward Center for the Performing Arts, Au Rene Theater, 201 SW Fifth Avenue, Fort Lauderdale, Florida 33312.

         The Annual Meeting will be held for the following purposes:

         (1) To elect directors to a term of office expiring at the Company's 1998 Annual Meeting of Stockholders or until a successor of each is duly elected and qualified;

         (2) To consider and vote upon a proposal to amend the Company's 1996 Stock Option Plan (the "Stock Option Plan") to increase, by 2,400,000 shares, the number of shares of Class A common stock, par value $.01 per share (the "Class A Common Stock"), of the Company which are issuable upon the exercise of stock options granted or to be granted under the Stock Option Plan;

         (3) To consider and vote upon a proposal to approve the reincorporation of the Company in the State of Delaware (the "Reincorporation"); and

         (4) To transact such other business as may properly come before the Annual Meeting.

         This Proxy Statement, the Notice of Annual Meeting, the proxy card and the Company's Annual Report to Stockholders were mailed to stockholders of the Company on or about October 9, 1997.

RECORD DATE

         Only stockholders of record at the close of business on September 22, 1997 (the "Record Date") are entitled to vote at the Annual Meeting.

SHARES OUTSTANDING AND VOTING RIGHTS

         As of the Record Date, there were 31,684,565 shares of the Class A Common Stock and 255,000 shares of the Company's Class B Common Stock, par value $.01 per share (the "Class B Common Stock," and together with the Class A Common Stock, the "Common Stock"), issued and outstanding, all of which are entitled to be voted at the Annual Meeting. Each share of Class A Common Stock is entitled to one vote and each share of Class B Common Stock is entitled to 10,000 votes, on each matter submitted to stockholders for approval at the Annual Meeting. Stockholders do not have the right to cumulative voting for directors.

         All of the shares of Class B Common Stock are currently owned by H. Wayne Huizenga, the Chairman of the Company's Board of Directors. Accordingly, Mr. Huizenga is able to control the outcome of all the matters to be submitted to the stockholders for approval at the Annual Meeting, including the election of directors. The National Hockey League (the "NHL") has mandated that Mr. Huizenga is required to maintain voting control of the Company at all times, unless otherwise permitted by the NHL. The shares of Class B Common Stock were issued to Mr. Huizenga solely to satisfy the control requirements of the NHL.

PROXY PROCEDURE

         Proxies properly executed and returned in a timely manner will be voted at the Annual Meeting in accordance with the directions noted thereon. If no direction is indicated, proxies will be voted for the election as directors of the nominees named herein, for the other proposals set forth herein, and in accordance with the judgment of the persons acting under the proxies on other matters presented for a vote. Any stockholder giving a proxy has the power to revoke it at any time before it is voted, either in person at the Annual Meeting, by written notice to the Secretary of the Company or by delivery of a later-dated proxy.

         Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspectors of elections appointed for the meeting and will be counted in determining whether or not a quorum is present. A proxy submitted by a stockholder may indicate that all or a portion of the shares represented by such proxy are not being voted by such stockholder with respect to a particular matter ("non-voted shares"). This could occur, for example, when a broker is not permitted to vote shares held in "street name" on certain matters in the absence of instructions from the beneficial owner of the shares. Non-voted shares with respect to a particular matter will not be considered shares present and entitled to vote on such matter, although such shares will be counted for purposes of determining the presence of a quorum. Shares voting to abstain as to a particular matter, and directions to "withhold authority" to vote for directors, will not be considered non-voted shares and will be considered present and entitled to vote with respect to such matter.

VOTING REQUIREMENTS

         Provided that a quorum is present at the Annual Meeting, each director will be elected and the proposed amendment to the Stock Option Plan will be approved and adopted by the affirmative vote of the holders of a plurality of the total votes represented by the outstanding shares of the Class A Common Stock and the Class B Common Stock, voting together as a single class, present at the Annual Meeting, in person or by proxy, and entitled to vote. The affirmative vote of the holders of a majority of the votes represented by the outstanding shares of the Class A Common Stock and the Class B Common Stock, voting together as a class, whether or not present at the Annual Meeting, who are entitled to vote at the Annual Meeting is required for the approval and adoption of the Reincorporation. Non-voted shares will have the effect of votes against the proposal to approve the Reincorporation and will have no effect on the proposal to approve the amendment to the Stock Option Plan. Abstentions from voting on the Reincorporation will have the effect of votes against the Reincorporation.

COSTS OF SOLICITATION

         Proxies will be solicited by the Company's Board of Directors through use of the mails. Proxies may also be solicited by directors, officers and a small number of other employees of the Company, either personally, by mail, by telephone, or otherwise, but such persons will not be compensated for such services. Brokerage firms, banks, fiduciaries, voting trustees or other nominees will be requested to forward the soliciting material to each beneficial owner of stock held of record by them. The entire cost of the solicitation will be borne by the Company.


                      BIOGRAPHICAL INFORMATION REGARDING
                       DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth certain information, as of the Record Date, concerning each of the Company's directors and executive officers.


NAME                                                          AGE      POSITION
H. Wayne Huizenga . . . . . . . . . . . . . . . . . . . . .   59       Chairman of the Board
Richard C. Rochon . . . . . . . . . . . . . . . . . . . . .   40       Vice Chairman of the Board
Richard H. Evans  . . . . . . . . . . . . . . . . . . . . .   52       President and Director
William M. Pierce . . . . . . . . . . . . . . . . . . . . .   46       Senior Vice President and Chief Financial
                                                                       Officer
Richard L. Handley  . . . . . . . . . . . . . . . . . . . .   50       Senior Vice President and General Counsel
J. Ronald Castell . . . . . . . . . . . . . . . . . . . . .   59       Senior Vice President-Investor Relations
                                                                       and Communications
Steven M. Dauria  . . . . . . . . . . . . . . . . . . . . .   36       Vice President and Corporate Controller
Steven R. Berrard . . . . . . . . . . . . . . . . . . . . .   42       Director
Dennis J. Callaghan . . . . . . . . . . . . . . . . . . . .   48       Director
Michael S. Egan . . . . . . . . . . . . . . . . . . . . . .   57       Director
Chris Evert . . . . . . . . . . . . . . . . . . . . . . . .   42       Director
Harris W. Hudson  . . . . . . . . . . . . . . . . . . . . .   54       Director
George D. Johnson, Jr.  . . . . . . . . . . . . . . . . . .   54       Director
Henry Latimer . . . . . . . . . . . . . . . . . . . . . . .   59       Director


           H. WAYNE HUIZENGA has been the Company's Chairman of the Board since September 1996. Mr. Huizenga also has been Chairman of the Board of Republic Industries, Inc., a diversified company with operations in the automotive, solid waste and electronic security services industries ("Republic"), since August 1995. Mr. Huizenga served as Chief Executive Officer of Republic from August 1995 until October 1996, and has served as Co-Chief Executive Officer of Republic since October 1996. Mr. Huizenga has been Chairman of the Board of Extended Stay America, Inc., an extended stay lodging facilities company ("Extended Stay"), since January 1995. Mr. Huizenga served as the Vice
Chairman of Viacom, Inc., a diversified media and entertainment company ("Viacom"), from September 1994 until October 1995. Mr. Huizenga also served as the Chairman of the Board of Blockbuster Entertainment Group, a division of Viacom ("Blockbuster Entertainment Group"), from September 1994 until October 1995. From April 1987 through September 1994, Mr. Huizenga served as the Chairman of the Board and Chief Executive Officer of Blockbuster Entertainment Corporation ("Blockbuster"), during which time he helped build Blockbuster from a 19-store chain into the world's largest video and music retailer. In September 1994, Blockbuster merged into Viacom. In 1971, Mr. Huizenga co-founded Waste Management, Inc. ("Waste Management"), which he helped build into the world's largest integrated environmental services company, and he served in various capacities, including the President, the Chief Operating Officer and a director from its inception until 1984. Mr. Huizenga also currently owns or controls the Miami Dolphins and the Florida Marlins, both professional sports franchises, as well as Pro Player Stadium, in South Florida. Mr. Huizenga is the brother-in-law of Mr. Hudson.

           RICHARD C. ROCHON has been a director of the Company since September 1996 and has served as the Company's Vice Chairman since April 1997. Mr. Rochon has also been the President of Huizenga Holdings, Inc. ("Huizenga Holdings"), a privately-held diversified holding company controlled by Mr. Huizenga, since 1988. Prior to joining Huizenga Holdings, he was a certified public accountant at Coopers & Lybrand, an international public accounting firm.

           RICHARD H. EVANS has been the Company's President and a director and has also been the President and Chief Executive Officer of Huizenga Sports and Entertainment Group since November 1996. From April 1993 to September 1996, Mr. Evans served as the Chief Operating Officer of Gaylord Entertainment Company, a diversified entertainment, hospitality (Opryland Hotel) and communications company ("Gaylord Entertainment"). Prior to joining Gaylord Entertainment, Mr. Evans served as President and Chief Executive Officer of Dorna USA, a sports marketing company, from January 1992 to February 1993. Mr. Evans also served as the President and Chief Executive Officer of Madison Square Garden Corporation from 1987 to 1991 and as Chairman and Chief Executive Officer of Radio City Music Hall Productions from 1980 to 1986. Mr. Evans began his professional career with the Walt Disney Company, where he was involved in the development and construction of Walt Disney World. Subsequent to the opening of Walt Disney World, Mr. Evans was responsible for the operations of Walt Disney World's resort hotels and recreational facilities. Prior to joining the Company, Mr. Evans served as a director of Genesco, Inc. and Bass Pro Shops.

           WILLIAM M. PIERCE has been a director of Florida Panthers Hockey Club, Inc. ("Panthers, Inc."), the general partner of Florida Panthers Hockey Club, Ltd. (the "Panthers"), since November 1996 and the Company's Senior Vice President and Chief Financial Officer since March 1997. Mr. Pierce has been an officer of Huizenga Holdings since January 1990, and has served as the chief financial officer and a director of numerous private companies owned by Mr. Huizenga.

           RICHARD L. HANDLEY joined the Company in May 1997 as a Senior Vice President and General Counsel. Mr. Handley has also held the positions of Senior Vice President and General Counsel with Huizenga Holdings since May 1997. Prior to joining the Company, Mr. Handley served as a Senior Vice President and the General Counsel of Republic from October 1995 to May 1997. From June 1993 until joining Republic, he was a principal of Randolph Management Group, Inc., a management consulting firm specializing in the environmental industry. Prior to that, Mr. Handley was Vice President, Secretary and General Counsel of The Brand Companies, Inc., an environmental services company, from July 1990 until May 1993. From September 1985 to July 1990, Mr. Handley held various legal positions with affiliates of Waste Management. Prior to September 1985, Mr. Handley was a lawyer in private practice in Chicago, Illinois.

           J. RONALD CASTELL joined the Company as Senior Vice President Investor Relations and Communications in June 1997. Mr. Castell has served as Senior Vice President Communications Strategy and Service of Republic since August 1995. Prior to joining Republic, Mr. Castell had been Executive Vice President and a member of the Office of the President at Spelling Entertainment Group, Inc., a Los Angeles-based subsidiary of Blockbuster Entertainment Group ("Spelling Entertainment"). In August 1991, he became Senior Vice President of Programming and Communications for Blockbuster, and served in that capacity until Blockbuster's merger with Viacom in September 1994. Mr. Castell joined Blockbuster in February 1989 as Senior Vice President of Programming and Merchandising. From October 1985 to February 1989 he was Vice President of Marketing and Merchandising at Erol's, a chain of video and electronics stores headquartered in Washington, D.C. Mr. Castell has also held senior executive marketing positions with the Communications Satellite Corporation, Warner Communications, Group W Satellite Communications, Banc One and Federated Department Stores.

           STEVEN M. DAURIA has served as the Company's Vice President and Corporate Controller since March 1997. Mr. Dauria served as the Company's
Vice President and Chief Financial Officer from September 1996 to March 1997. Mr. Dauria also has served as the Vice President and Chief Financial Officer of Panthers, Inc. since July 1996. From July 1994 to July 1996, Mr. Dauria served as Director of Finance and Administration and Chief Financial Officer of Panthers, Inc. and, from December 1993 to July 1994, Mr. Dauria served as the Controller of both the Panthers and the Florida Marlins, a major league baseball franchise ("MLB Franchise"). Prior to joining the Panthers, Mr. Dauria served as the Controller of the New York Yankees, a MLB Franchise, from November 1991 to December 1993, and was previously associated with Time Warner, Inc. and Coopers & Lybrand, an international public accounting firm.

           STEVEN R. BERRARD has been a director of the Company since September 1996. Mr. Berrard has been Co-Chief Executive Officer, President and a director of Republic since October 1996. Since March 1996, Mr. Berrard has served as Chief Executive Officer of AutoNation Incorporated ("AutoNation"), which owns and operates a developing national chain of used vehicle retailing megastores, and which was acquired by Republic in January 1997. From September 1994 through March 1996, Mr. Berrard served as President and Chief Executive Officer of Blockbuster Entertainment Group. Mr. Berrard joined Blockbuster in June 1987 as Senior Vice President, Treasurer and Chief Financial Officer and became a director of Blockbuster in May 1989. He became Vice Chairman of the Board of Blockbuster in November 1989 and served as Blockbuster's President and Chief Operating Officer from January 1993 until September 1994. In addition, Mr. Berrard served as President and Chief Executive Officer and a director of Spelling Entertainment from March 1993 through March 1996, and served as a director of Viacom from September 1994 until March 1996.

           DENNIS J. CALLAGHAN is one of the Company's Managing Directors - Resort Division and has been a director of the Company since July 1997. From 1990 to 1997, Mr. Callaghan was President of Callaghan & Partners, Ltd., an entity founded by Mr. Callaghan to acquire, develop, finance, renovate and manage resorts, hotels and residential and commercial properties in the United States and abroad. Mr. Callaghan was an affiliate of the Boca Raton Hotel and Club ("Boca Resort") and was appointed to the Company's Board of Directors in connection with the acquisition of Boca Resort.

           MICHAEL S. EGAN has been a director of the Company since April 1997. Mr. Egan has served as Chairman of Alamo Rent-A-Car, Inc. since 1973. Mr. Egan is also Chairman of Certified Vacations, a tour company, and The Globe, an Internet-based new media company.

           CHRIS EVERT has been a director of the Company since July 1997. Since retiring from professional tennis in 1989, Ms. Evert has served as a sports commentator and continued to serve as a corporate spokesperson. In March 1989, Ms. Evert founded Chris Evert Charities, Inc. and continues to be involved in its charitable activities. Ms. Evert is the Owner and Head Coach of the Evert Tennis Academy in Boca Raton, Florida.

           HARRIS W. HUDSON has been a director of the Company since September 1996. Mr. Hudson has been a director of Republic since August 1995 and Vice-Chairman of Republic since October 1996. From August 1995 to October 1996, Mr. Hudson served as the President of Republic. Prior thereto, Mr. Hudson served as the Chairman of the Board, Chief Executive Officer and President of Hudson Management Corporation. Mr. Hudson is the brother-in-law of Mr. Huizenga.

           GEORGE D. JOHNSON, JR. has been a director of the Company since September 1996. Since January 1995, Mr. Johnson has served as President, Chief Executive Officer and a director of Extended Stay. From August 1993 until January 1995, Mr. Johnson served in various executive positions with Blockbuster Entertainment Group and, prior to its merger with Viacom, with Blockbuster, including as President of the Consumer Products Divisions, and also as a director of Blockbuster. From July 1987 until August 1993, Mr. Johnson was the managing general partner of WJB Video Limited Partnership, which became the largest Blockbuster franchisee with over 200 video stores prior to its merger with Blockbuster in August 1993. Mr. Johnson also serves as a director of Republic and as a director of Duke Power Company.

           HENRY LATIMER has been a director of the Company since August 1997. Since 1994, Mr. Latimer has been the Partner-in-Charge in the Fort Lauderdale office of the law firm of Eckert Seamans Cherin & Mellot. From 1983 to 1994, Mr. Latimer was a partner in the Miami office of the law firm of Fine Jacobson Schwartz Nash & Block, where he served as Managing Partner from 1993 to 1995. Prior to joining that firm, Mr. Latimer served as a circuit judge for the 17th Judicial Circuit in and for Broward County, Florida.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

           During the Company's fiscal year ended June 30, 1997, the Company's Board of Directors held two meetings and took five actions by written consent in lieu of a meeting. During the fiscal year ended June 30, 1997, no director attended fewer than 75% of the aggregate of the number of meetings of the Board of Directors held during the period he or she served on the Board of Directors. No meetings of committees of the Board of Directors were held during the fiscal year ended June 30, 1997.

           The Board of Directors has the responsibility for establishing broad corporate policies and for the overall performance of the Company. The Board has established an Executive Committee, an Audit Committee and a Compensation Committee to assist it in carrying out its duties.

           The Executive Committee consists of Messrs. Huizenga, Rochon and Evans, with Mr. Huizenga serving as Chairman. The Executive Committee has the authority to approve, on behalf of the entire Board of Directors, by vote at a duly convened meeting of the Executive Committee, or by unanimous written consent, (i) any acquisition including any acquisition of property, or the securities and/or assets and business of any industry not involving more than $10 million in cash, securities or other consideration, and (ii) any borrowing, guarantees or other transactions of the Company not involving more than $10 million in cash, securities or other consideration.

The Executive Committee was not formed until after the end of the fiscal year ended June 30, 1997.

           The Audit Committee consists of Messrs. Johnson and Latimer, with Mr. Johnson serving as Chairman. The Audit Committee has the power to oversee the retention, performance and compensation of the independent public accountants for the Company, and the establishment and oversight of such systems of internal accounting and auditing control as it deems appropriate.

           The Compensation Committee consists of Messrs. Egan, Johnson and Latimer, with Mr. Egan serving as Chairman. The Compensation Committee reviews the Company's compensation philosophy and programs, exercises authority with respect to the payment of salaries and incentive compensation to directors and executive officers, and administers the Stock Option Plan. The Compensation Committee was not formed until after the end of the fiscal year ended June 30, 1997.


DIRECTOR COMPENSATION

           Directors who are also employees of the Company or one of its subsidiaries do not receive additional compensation for serving on the Board of Directors. The Company's current policy provides that each non-employee director receive an option under the Stock Option Plan to acquire, at the then fair market value, 25,000 shares of Class A Common Stock upon such person's initial election as a director, and, subject to certain limitations, an annual option under the Stock Option Plan to acquire, at the then fair market value, 20,000 shares of Class A Common Stock at each annual meeting of the Company's stockholders at which such director is re-elected or remains a director. The Stock Option Plan provides that options granted thereunder will vest in four equal annual installments beginning on the first anniversary of the date of grant, unless otherwise provided by the Company's Board of Directors or the Compensation Committee. The Company also reimburses the directors for out-of-pocket expenses incurred in attending meetings of the Board or committees thereof, in their capacity as directors. The Board of Directors will periodically review and may revise the compensation policies for non-employee directors.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following tables show remuneration paid or accrued by the Company and its subsidiaries during the fiscal years ended June 30, 1996 and June 30, 1997 to the Chief Executive Officer and to each of the most highly compensated executive officers of the Company and its subsidiaries, other than the Chief Executive Officer, who received salary and bonus which combined equaled greater than $100,000 (together, the "Named Executive Officers"), for services in all capacities while they were employees of the Company or its subsidiaries, and the capacities in which the services were rendered.




                                                                                                                    LONG-TERM
                                                                                                                  COMPENSATION
                                                                                                            ---------------------
                                                                       ANNUAL COMPENSATION                  SECURITIES UNDERLYING
                                                             ---------------------------------------          OPTIONS TO PURCHASE
                                                                                        OTHER ANNUAL             CLASS A COMMON
NAME AND PRINCIPAL POSITION                FISCAL YEAR        SALARY       BONUS       COMPENSATION                   STOCK
H. Wayne Huizenga.........................     1997                --          --             --               100,000 shares
    Chairman of the Board                      1996                --          --             --                    --
Richard H. Evans..........................     1997          $100,000          --        $ 5,000(2)             90,000 shares
    President(1)                               1996                --          --             --                    --
Steven M. Dauria..........................     1997          $110,000          --        $15,000(2)             23,000 shares
    Vice President and Corporate Controller    1996          $ 90,000     $10,000(3)     $14,000(2)                 --

------------------------------

(1) Mr. Evans joined the Company as its President in November 1996. As such, Mr. Evans did not receive any compensation from the Company during the fiscal year ended June 30, 1996.

(2) Comprised of insurance premiums paid by the Company on behalf of these employees.

(3) Represents bonus amounts earned in fiscal 1996 and 1997 and paid in subsequent corresponding fiscal years.

OPTION GRANT TABLE

         The following table sets forth certain information concerning grants of stock options made during the fiscal year ended June 30, 1997.



                                                                                                 POTENTIAL REALIZABLE
                                                            % OF TOTAL                             VALUE AT ASSUMED
                                              NUMBER OF       OPTIONS                           ANNUAL RATES OF STOCK
                                             SECURITIES     GRANTED TO                            PRICE APPRECIATION
                                             UNDERLYING      EMPLOYEES                             FOR OPTION TERM
                                               OPTIONS          IN       EXERCISE   EXPIRATION  ----------------------
NAME                                           GRANTED      FISCAL YEAR   PRICE        DATE         5%         10%
H. Wayne Huizenga.........................  100,000 shares     4.8%       $10.00     11/08/06    $628,895   $1,593,742
    Chairman of the Board of Directors
Richard H. Evans..........................   75,000 shares     3.6%       $10.00     11/08/06    $471,671   $1,195,307
    President                                15,000 shares     *          $16.63     01/02/07    $156,831   $  397,440
Steven M. Dauria..........................   23,000 shares     1.1%       $10.00     11/08/06    $144,646   $  366,561
    Vice President and Corporate Controller

------------------------

         *   Less than 1%

FISCAL YEAR-END OPTION VALUE TABLE



                                                           NUMBER OF SECURITIES              VALUE OF UNEXERCISED
                                                          UNDERLYING UNEXERCISED            IN-THE-MONEY OPTIONS AT
                                                         OPTIONS AT JUNE 30, 1997                JUNE 30, 1997
                                                     --------------------------------    -----------------------------
NAME                                                   EXERCISABLE    UNEXERCISABLE       EXERCISABLE   UNEXERCISABLE
H. Wayne Huizenga................................         ---         100,000 shares          ---       $1,425,000
    Chairman of the Board of Directors
Richard H. Evans.................................         ---          90,000 shares          ---       $1,183,125
    President
Steven M. Dauria.................................         ---          23,000 shares          ---       $  327,750
    Vice President and Corporate Controller


STOCK OPTION PLAN

        Assuming stockholder approval of the proposed amendment to the Stock Option Plan, the Company will have 5,000,000 shares of Class A Common Stock reserved for issuance upon the exercise of stock options. The Stock Option Plan is designed as a means to attract, retain and motivate key employees and directors. During the fiscal year ended June 30, 1997, the Stock Option Plan was administered by the Company's Board of Directors. However, the Compensation Committee, which was not formed until after the end of the fiscal year ended June 30, 1997, currently administers and interprets the Stock Option Plan.

         Options are granted under the Stock Option Plan on such terms and at such prices as determined by the Compensation Committee, except that the per share exercise price of the options cannot be less than the fair market value of the Class A Common Stock on the date of grant. Each option is for a term of not less than five years or more than ten years, as determined by the Compensation Committee. The Stock Option Plan provides that options granted thereunder will vest in four equal annual installments beginning on the first anniversary of the date of grant, unless otherwise provided by the Company's Board of Directors or the Compensation Committee. However, in the event of a change of control (as such term is defined in the Stock Option Plan), all outstanding options become immediately exercisable. Options granted under the Stock Option Plan are not transferable other than by will or by the laws of descent and distribution.

         As of September 24, 1997, the Company has granted options to purchase an aggregate of 2,125,288 shares of the Class A Common Stock with exercise prices ranging from $10 per share to $27.30 per share, of which options to purchase 47,834 shares have been cancelled. The exercise price of each of these outstanding options is the fair market value of the Class A Common Stock on the date of grant.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The following statement made by the Compensation Committee shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the "Securities Act"),or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall not otherwise be deemed filed under either of such acts.

         The Company established the Compensation Committee in July 1997, after the close of the fiscal year ended June 30, 1997. The Compensation Committee is responsible for making recommendations to the Board of Directors concerning executive compensation, including base salaries, bonuses and awards of stock options. The Compensation Committee currently consists of Messrs. Egan, Johnson and Latimer, each of whom is a non-employee director of the Company. As the Compensation Committee was recently formed and has not yet met, all compensation decisions to date have been made by the Board of Directors.

         In determining the compensation of the Company's executive officers, the Board of Directors has taken into account various factors which it considers relevant, including the overall performance of the Company, the performance of the Company relative to its market, the market compensation for executives of similar background and experience, and the specific performance of such executives relative to their positions. The compensation to each executive is weighted towards incentive forms of compensation so that the executives' interests are aligned with the interests of the stockholders. It is expected that the Compensation Committee will adopt the Board of Directors' belief that granting stock options provides executive officers with an additional incentive to continue in the service of the Company and gives them an opportunity to benefit from the success of the Company. The compensation program for executive officers during the fiscal year ended June 30, 1997 consisted of grants of stock options, in addition to base salaries and reimbursement of certain costs and expenses.

         Mr. Huizenga, who has been the Chairman of the Company's Board of Directors since September 1996, is not paid any cash salary or bonus. In November 1996, the Board of Directors approved a grant of options to Mr. Huizenga under the Stock Option Plan to purchase 100,000 shares of Class A Common Stock exercisable at a price of $10.00 per share. In granting these options to Mr. Huizenga, the Board of Directors considered the services to be performed by Mr. Huizenga as Chairman of the Board of the Company, his past business accomplishments and his expected future contribution to the Company. The number of shares subject to such options was determined by the Board of Directors to be appropriate based upon the foregoing factors. The options have a 10-year term and vest in four equal annual installments beginning on November 8, 1997.

         While the Compensation Committee has not yet met, it is anticipated that the Compensation Committee will adopt the Board of Directors' belief that tying the remuneration of Mr. Huizenga to the performance of the Company Class A Common Stock will enhance the long-term performance and stability of the Company.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         No member of the Compensation Committee was an officer or employee of the Company or of any of its subsidiaries during the prior year or was formerly an officer of the Company or of any of its subsidiaries. During the fiscal year ended June 30, 1997, none of the executive officers of the Company served on the compensation committee of any other entity, any of whose directors or executive officers served either on the Board of Directors of the Company or on the Compensation

Committee of the Company. During the fiscal year ended June 30, 1997, Mr. Huizenga served as a director of Extended Stay and Republic, during which time Mr. Johnson served as an executive officer of Extended Stay and Messrs. Berrard and Hudson served as executive officers of Republic.


PERFORMANCE GRAPH

         The following graph compares the cumulative total stockholder returns on the Class A Common Stock, based on the market price of Class A Common Stock from the date of the Company's initial public offering and concurrent offering in November 1996 (the "IPO") through June 30, 1997, with the cumulative total return of each of (a) the S&P 500 Index and (b) a peer group (the "Peer Group") consisting of Four Seasons Hotels, Inc., Marriott International, Inc. and Wyndham Hotels Corporation. While the Peer Group consists of high-end resort and hotel companies, the Company believes that there is no publicly-traded entity which is truly comparable to the Company, due to the diversity of the Company's revenues and the unique nature of its assets. The graph assumes that the value of the investment in the Class A Common Stock and in each index was $100 at November 13, 1996 and that all dividends were invested.


                            CUMULATIVE TOTAL RETURN
                Based on investment of $100 on November 13, 1996

                                        November 13, 1996   December 1996   March 1997   June 1997
                                        -----------------   -------------   ----------   ---------
Florida Panthers Holdings, Inc.             $100.00           $156.82        $246.59      $220.45
S&P 500                                     $100.00           $101.83        $104.56      $122.82
Peer Group of Resorts                       $100.00           $103.96        $ 95.80      $117.92


                              CERTAIN TRANSACTIONS


         The following is a summary of certain agreements and transactions between or among the Company and certain related parties. It is the Company's policy to enter into transactions with related parties on terms that, on the whole, are no less favorable than those that would be available from unaffiliated parties. Based on the Company's experience in the business segments in which it operates and the terms of its transactions with unaffiliated parties, it is the Company's belief that all of the transactions described below involving the Company met that standard at the time such transactions were effected.

         In connection with the IPO, the following events occurred: (i) Mr. Huizenga contributed to the Company (a) his 78% ownership interest in Decoma Miami Associates, Ltd. ("Decoma"), (b) a note representing the outstanding amount which a subsidiary of the Company had previously borrowed from him, plus interest, (c) his ownership interest in the Panthers, (d) his ownership interest in Arena Development Company, Ltd. and (e) his ownership interest in Arena Operating Company, Ltd., in exchange for 5,275,678 shares of Common Stock, of which 5,020,678 shares were Class A Common Stock and 255,000 shares were Class B Common Stock, and (ii) the Company repaid $20.0 million in debt owed to Panthers Investment Venture, an affiliate of the Company controlled by Mr. Huizenga.

         In 1994, Mr. Huizenga purchased a 50% interest in Leisure Management Miami, Inc. ("LMMI"), which manages the Miami Arena pursuant to a management agreement (the "Management Agreement") with Decoma. Under the terms of the Management Agreement, LMMI received from Decoma management fees of approximately $120,000, $109,000 and $122,000 for the fiscal years ended June 30, 1997, 1996 and 1995, respectively.

         In August 1997, the Panthers entered into a contract with SportsChannel Florida, an entity affiliated with Mr. Huizenga. Under the terms of this contract, the Panthers granted local television broadcast and pay television rights, on an exclusive basis, to SportsChannel Florida for all of the Panthers' pre-season, regular season and post-season games during the six seasons commencing with the 1997-98 season. The SportsChannel Florida contract provides for payments to the Panthers of annual rights fees of $2.8 million for the 1997-98 season, $3.1 million for the 1998-99 season, $5.5 million for the 1999-00, 2000-01 and 2001-02 seasons and $6.0 million for the 2002-03 season.

         The Company pays Huizenga Holdings a management fee equal to 1% of the Company's gross revenue, excluding NHL generated revenues, in exchange for services including, but not limited to, assisting the Company in executing various administrative functions, obtaining financing, developing tax planning strategies and formulating risk management strategies, as well as advising the Company with respect to securities matters and future acquisitions. Such 1% management fee totaled approximately $498,000, $293,000 and $132,000 for the fiscal years ended June 30, 1997, 1996 and 1995, respectively.

         The Company incurred charges of $94,613 during the year ended June 30, 1994 for the lease of certain private corporate aircraft owned by Huizenga Holdings.

         In connection with the acquisition of Hyatt Regency Pier 66 Hotel and Radisson Bahia Mar Resort and Yachting Center (collectively, the "Fort Lauderdale Resort Facilities") in March 1997, Messrs. Huizenga, Berrard, Johnson and Rochon received 972,018, 592,877, 451,248 and 379,062 shares of the Company's Class A Common Stock, respectively, in exchange for their ownership interests in the Fort Lauderdale Resort Facilities. Based, in part, on a fairness opinion received from

Donaldson, Lufkin & Jenrette Securities Corporation, the Company believes that the acquisition of the Fort Lauderdale Resort Facilities was fair to the Company's stockholders and that the terms of the acquisition of the Fort Lauderdale Resort Facilities were as favorable to the Company as could have been obtained from an unaffiliated party in a comparable transaction.


                COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

         Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than ten percent of the Class A Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of change in ownership of the Class A Common Stock. Such persons are required by regulations of the SEC to furnish the Company with copies of all such reports they file.

         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company, all Section 16(a) filings with respect to the Company's fiscal year ended June 30, 1997 were timely made.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of the Class A Common Stock (including shares which the named individuals have the right to acquire within 60 days upon the exercise of outstanding options or the conversion of outstanding convertible securities) as of September 24, 1997, by (a) each person known to own beneficially more than 5% of the Class A Common Stock, (b) each of the Company's directors, (c) each of the Company's executive officers and (d) all executive officers and directors of the Company as a group.


                                                                                                BENEFICIAL OWNERSHIP
                                                                                        -------------------------------------
NAME                                                                                      SHARES                    PERCENT(1)
H. Wayne Huizenga(2)....................................................                6,810,696                   21.3%
   450 East Las Olas Boulevard
   Fort Lauderdale, Florida  33301
Huizenga Investments Limited Partnership................................                5,158,678                   16.2%
   P.O. Box 50102
   Henderson, Nevada  89106
Richard C. Rochon(3)....................................................                  826,312                    2.6%
Richard H. Evans(4).....................................................                  143,750                     *
William M. Pierce(5)....................................................                   88,795                     *
Richard L. Handley......................................................                   15,000                     *
J. Ronald Castell.......................................................                   50,000                     *
Steven M. Dauria(6).....................................................                   15,750                     *
Steven R. Berrard(7)....................................................                  981,127                    3.1%
Dennis J. Callaghan(8)..................................................                  208,368                     *
Chris Evert.............................................................                      ---                     *
Michael S. Egan.........................................................                  150,200                     *
Harris W. Hudson(9).....................................................                  397,250                    1.3%
George D. Johnson, Jr.(10)..............................................                  819,498                    2.6%
Henry Latimer...........................................................                      ---                     *
All directors and executive officers as a group                                        10,506,746                   32.9%
(14 persons)............................................................

------------------

*        Less than one percent (1%).

(1) Percentage of beneficial ownership is based on 31,939,565 shares of Common Stock outstanding at September 24, 1997, which consists of 31,684,565 shares of Class A Common Stock and 255,000 shares of Class B Common Stock, with regard to Mr. Huizenga and Huizenga Investments Limited Partnership, and 31,684,565 shares of Class A Common Stock outstanding at September 24, 1997 with regard to the other directors and executive officers.

(2) The aggregate number of shares of Common Stock beneficially owned by Mr. Huizenga includes (a) 5,158,678 shares of Class A Common Stock owned by Huizenga Investment Limited Partnership, a Nevada limited partnership controlled by Mr. Huizenga, (b) 1,272,018 shares owned directly by Mr. Huizenga, (c) 100,000 shares of Class A Common Stock owned by Mr. Huizenga's wife, (d) 255,000 shares of Class B Common Stock, which are all the shares of Class B Common Stock issued and outstanding, and (e) 25,000 shares of Class A Common Stock underlying options, which vest on November 8, 1997. Mr. Huizenga disclaims beneficial ownership of the shares owned by his wife.

(3) The aggregate number of shares of Class A Common Stock beneficially owned by Mr. Rochon consists of (a) 300,000 shares owned by Weezor I Limited Partnership, a Nevada limited partnership controlled by Mr. Rochon, (b) 520,062 shares owned directly by Mr. Rochon and (c) 6,250 shares underlying options, which vest on November 8, 1997.

(4) The aggregate number of Class A Common Stock beneficially owned by Mr. Evans consists of (a) 125,000 shares owned directly by Mr. Evans and
         (b) 18,750 shares underlying options, which vest on November 8, 1997.

(5) The aggregate number of shares of Class A Common Stock beneficially owned by Mr. Pierce consists of (a) 87,500 shares owned directly by Mr. Pierce, (b) 45 shares owned by members of Mr. Pierce's immediate family living in the same household as Mr. Pierce and (c) 1,250 shares underlying options, which vest on November 8, 1997.

(6) The aggregate number of shares of Class A Common Stock beneficially owned by Mr. Dauria consists of (a) 10,000 shares owned directly by Mr. Dauria and (b) 5,750 shares underlying options, which vest on November 8, 1997.

(7) The aggregate number of shares of Class A Common Stock beneficially owned by Mr. Berrard consists of (a) 300,000 shares owned by Berrard Holdings Limited Partnership, a Nevada limited partnership controlled by Mr. Berrard, (b) 674,877 shares owned directly by Mr. Berrard and
         (c) 6,250 shares underlying options, which vest on November 8, 1997.

(8) The aggregate number of shares of Class A Common Stock beneficially owned by Mr. Callaghan consists of (a) 94,787 shares owned directly by Mr. Callaghan, (b) 25,456 shares underlying warrants which are currently exercisable and (c) 83,125 shares issuable upon the exercise of exchange rights which are currently exercisable.

(9) The aggregate number of shares of Class A Common Stock beneficially owned by Mr. Hudson consists of (a) 300,000 shares owned by the Harris
         W. Hudson Limited Partnership, a Nevada limited partnership controlled by Mr. Hudson, (b) 91,000 shares owned directly by Mr. Hudson and (c) 6,250 shares underlying options which vest on November 8, 1997.

(10) The aggregate number of shares of Class A Common Stock beneficially owned by Mr. Johnson consists of (a) 792,248 shares owned by GDJ, Jr. Investments Limited Partnership, a Nevada limited partnership controlled by Mr. Johnson, (b) 15,000 shares owned by Mr. Johnson's wife, (c) 3,000 shares owned by the GD Johnson III ESA Trust, (d) 3,000 shares owned by the SP Johnson ESA Trust and (e) 6,250 shares underlying options which vest on November 8, 1997.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

         The Company's bylaws provides that the Board of Directors shall consist of one or more members, the exact number of which may be determined from time to time by the stockholders or the Board of Directors. On August 7, 1997, the Board of Directors nominated all of its then present members for election as directors for a term expiring at the Company's 1998 Annual Meeting of Stockholders or until a successor of each has been elected and qualified. All nominees, with the exception of William A. Torrey, have indicated their willingness to serve and, unless otherwise specified on the proxy, it is the intention of the proxy holders to vote for the nominees listed below. Mr. Torrey resigned from the Company's Board of Directors in August 1997, to more fully concentrate his efforts on the operations of the Panthers, in his capacity as the President of Panthers, Inc.

         The confirmed nominees for the Board of Directors for the term expiring at the Company's 1998 Annual Meeting of Stockholders or until a successor of each is duly elected and qualified are as follows:

                          Steven R. Berrard
                          Dennis J. Callaghan
                          Michael S. Egan
                          Richard H. Evans
                          Chris Evert
                          Harris W. Hudson
                          H. Wayne Huizenga
                          George D. Johnson, Jr.
                          Henry Latimer
                          Richard C. Rochon

         Biographical information relating to each of these nominees for director appears above starting on page 3 of this Proxy Statement under the heading "BIOGRAPHICAL INFORMATION REGARDING DIRECTORS AND EXECUTIVE OFFICERS."

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED ABOVE.
PROXY CARDS EXECUTED AND RETURNED WILL BE SO VOTED UNLESS
CONTRARY INSTRUCTIONS ARE INDICATED THEREON.


                                  PROPOSAL TWO

                       AMENDMENT TO THE STOCK OPTION PLAN

         The Board of Directors has unanimously approved, subject to stockholder approval, an amendment to the Stock Option Plan to increase, by 2,400,000 shares, the number of shares of Class A Common Stock which are available for issuance under the Stock Option Plan as a result of grants, from time to time, to employees and directors of the Company and its subsidiaries, as well as independent contractors and consultants performing services for the Company and its subsidiaries. The Stock Option Plan is designed as a means to attract, retain and motivate directors, key employees and consultants performing services for the Company. During the fiscal year ended June 30, 1997, the Stock Option Plan was administered and interpreted by the Company's Board of Directors. Upon the formation of the Compensation Committee in July 1997, the Compensation Committee began administering and interpreting the Stock Option Plan.

         Options are granted under the Stock Option Plan on such terms and at such prices as determined by the Compensation Committee, except that the per share exercise price of the options cannot be less than the fair market value of the Class A Common Stock on the date of grant. Each option is for a term of not less than five years or more than ten years, as determined by the Compensation Committee. The Stock Option Plan provides that options granted thereunder will vest in four equal annual installments beginning on the first anniversary of the date of grant, unless otherwise provided by the Company's Board of Directors or the Compensation Committee. However, in the event of a change of control (as such term is defined in the Stock Option Plan), all outstanding options become immediately exercisable. Options granted under the Stock Option Plan are not transferable other than by will or by the laws of descent and distribution.

         Under the Stock Option Plan, 2,600,000 shares of Class A Common Stock are currently reserved for issuance upon the exercise of stock options. As of September 24, 1997, the Company has granted options to purchase an aggregate of 2,125,288 shares of the Class A Common Stock, of which options to purchase 47,834 shares have been cancelled. The Board of Directors believes that additional options must be available for issuance under the Stock Option Plan to enable the Company to continue to attract, retain and motivate directors, key employees and consultants performing services for the Company.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE STOCK OPTION PLAN. PROXY CARDS EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.


                                 PROPOSAL THREE

             REINCORPORATION OF THE COMPANY IN THE STATE OF DELAWARE


INTRODUCTION

         The Board of Directors has approved a plan to change the Company's state of incorporation from Florida to Delaware (the "Reincorporation"). The Reincorporation will be effected by merging (the "Merger") the Company into Florida Panthers Holdings, Inc., a Delaware corporation ("Panthers Delaware"), pursuant to an Agreement and Plan of Merger to be entered into between the Company and Panthers Delaware (the "Merger Agreement"). A copy of the Merger Agreement is set forth as Exhibit A to this Proxy Statement. Panthers Delaware is a wholly-owned subsidiary of the Company recently incorporated in Delaware for purposes of effecting the Reincorporation. Upon consummation of the Reincorporation, Panthers Delaware will continue to exist in its present form under the name "Florida Panthers Holdings, Inc."

REASONS FOR THE REINCORPORATION

         The Board of Directors of the Company believes that the Reincorporation will provide flexibility for both the management and business of the Company. Delaware is recognized both domestically and internationally as a favorable legal and regulatory environment within which to operate. Such an environment will enhance the Company's operations and its ability to effect acquisitions and other transactions. For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. In addition, the Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed in the construction of Delaware law, resulting in greater predictability with respect to corporate legal affairs. As such, various major companies have either incorporated or have subsequently reincorporated in Delaware.

THE MERGER

         The Reincorporation will be effected by the Merger, with Panthers Delaware being the surviving corporation. The terms and conditions of the Merger are set forth in the Merger Agreement included as Exhibit A to this Proxy Statement, and the summary of the terms and conditions of the Merger set forth below is qualified by reference to the full text of the Merger Agreement. Upon consummation of the Merger, Panthers Delaware will continue to exist in its present form under the name Florida Panthers Holdings, Inc., and the Company will cease to exist. The Reincorporation will change the legal domicile of the Company, but will not result in a change in the principal offices, business, management, capitalization, assets or liabilities of the Company. By operation of law, Panthers Delaware will succeed to all of the assets and assume all of the liabilities of the Company. The Board of Directors of Panthers Delaware will be comprised of the persons elected to the Company's Board of Directors at the Annual Meeting.

         After the Merger, the rights of stockholders and the Company's corporate affairs will be governed by the Delaware General Corporation Law (the "Delaware Act") and by the certificate of incorporation and bylaws of Panthers Delaware, instead of the Florida Business Corporation Act (the "Florida Act") and the articles of incorporation and bylaws of the Company. Certain material differences are discussed below under "Material Differences between Florida and Delaware Corporate Laws." A copy of the certificate of incorporation of Panthers Delaware is set forth as Exhibit B to this Proxy Statement. The articles of incorporation and bylaws of the Company and the bylaws of Panthers Delaware are available for inspection by stockholders of the Company at the principal offices of the Company located at 450 East Las Olas Boulevard, Fort Lauderdale, Florida 33301.

         Upon the effectiveness of the Merger, each outstanding share of Class A Common Stock will be automatically converted into one share of Class A common stock, par value $.01 per share (the "Delaware Class A Common Stock"), and each outstanding share of Class B Common Stock will be automatically converted into one share of Class B common stock, par value $.01 per share (the "Delaware Class B Common Stock"), of Panthers Delaware. Each outstanding certificate representing shares of Class A Common Stock and Class B Common Stock will continue to represent the same number of shares of Delaware Class A Common Stock and Delaware Class B Common Stock, and such certificates will be deemed for all corporate purposes to evidence ownership of shares of Delaware Class A Common Stock or Delaware B Common Stock. IT WILL NOT BE NECESSARY FOR STOCKHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF PANTHERS DELAWARE. The Delaware Class A Common Stock will continue to be listed on the New York Stock Exchange, without interruption, and the New York Stock Exchange will consider the delivery of existing stock certificates of the Company as constituting "good delivery" of shares of Panthers Delaware in stock transactions effected after the Merger.

         Following the Merger, the Stock Option Plan, as amended in accordance with Proposal Two of this Proxy Statement, will be continued by Panthers Delaware, and the options granted pursuant to such plan will automatically be converted into options to purchase the same number of shares of Delaware Class A Common Stock at the same exercise price and upon the same terms and conditions as set forth in the options. The Company's other employee benefit plans and arrangements will also be continued by Panthers Delaware upon the same terms and conditions.

         Consummation of the Merger is subject to the approval of the stockholders. The Merger is expected to become effective as soon as practicable after stockholder approval is obtained and all other conditions to the Merger have been satisfied, including the receipt of all consents, orders and approvals necessary for consummation of the Merger and the listing of the shares of the Delaware Class A Common Stock on the New York Stock Exchange. Prior to its effectiveness, however, the Merger may be abandoned by the Board of Directors if, for any reason, the Board of Directors determines that consummation of the Merger is no longer advisable.

         Dissenters' rights are not available to stockholders of the Company with respect to the proposed Merger.

FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

         A holder of the Common Stock will not recognize gain or loss in respect of his Common Stock as a result of the Reincorporation. His basis in a share of Panthers Delaware will be the same as his basis in the corresponding share of the Company held immediately prior to the Reincorporation. His holding period in a share of Panthers Delaware will include the period during which he held the corresponding share of the Company, provided he held the corresponding share as a capital asset at the time of the Reincorporation.

         In addition, neither the Company nor Panthers Delaware will recognize gain or loss as a result of the Reincorporation, and Panthers Delaware will generally succeed, without adjustment, to the tax attributes of the Company. Upon Reincorporation, however, Panthers Delaware will be subject to Delaware franchise tax. It is currently anticipated that the Company will be required to pay the State of Delaware an annual franchise tax of approximately $150,000.

         The foregoing summary of federal income tax consequences is included for general information only and does not address the federal income tax consequences to all stockholders, including those who acquired shares of Common Stock as compensation and those subject to the alternative minimum tax. In view of the individual nature of tax consequences, stockholders are urged to consult their own tax advisors as to the specific tax consequences of the Reincorporation, including the application and effect of state, local and foreign income and other tax laws.



DESCRIPTION OF CAPITAL STOCK AND VOTING RIGHTS

         The Company's authorized capital consists of 100,000,000 shares of Class A Common Stock, par value $.01 per share, and 10,000,000 shares of Class B Common Stock, par value $.01 per share. No preferred stock is presently authorized. However, the certificate of incorporation of Panthers Delaware, a copy of which is attached to this Proxy Statement as Exhibit B, provides for 5,000,000 shares of authorized preferred stock, par value $.01 per share (the "Preferred Stock"). The Board of Directors of the Company will be authorized, without further shareholder action, to divide any or all shares of the Preferred Stock into series and fix and determine the designations, preferences and relative rights and qualifications, limitations or restrictions thereon of any series so established, including voting powers, dividend rights, liquidation preferences, redemption rights and conversion privileges. As of the date of this Proxy Statement, the Company's Board of Directors has not authorized any series of the Preferred Stock, and there are no plans, agreements or understandings for the authorization or issuance of any shares of the Preferred Stock. The issuance of the Preferred Stock with voting rights or conversion rights may adversely affect the voting power of the Common Stock, including the loss of voting control to others. The issuance of the Preferred Stock may have the effect of delaying, deferring or preventing a change of control of the Company.

         As of September 24, 1997, there were 31,684,565 shares of Class A Common Stock and 255,000 shares of Class B Common Stock outstanding. In addition, approximately 5,900,000 shares of Class A Common Stock are issuable upon the exercise of warrants and exchange rights which have been issued in connection with acquisitions by the Company and upon the exercise of options which have been granted under the Stock Option Plan. The Class A Common Stock and Class B Common Stock are identical in all respects, except that each share of Class A Common Stock is entitled to one vote, and each share of Class B Common Stock is entitled to 10,000 votes. In the event of a liquidation, dissolution or winding up of the Company, the holders of Class A Common Stock and Class B Common Stock are entitled to share equally and ratably in the assets of the Company, if any, remaining after paying all debts and liabilities of the Company. The holders of Common Stock are entitled to receive dividends, on a share-for-share basis if, as and when declared by the Board of Directors out of funds legally available therefor, subject to any dividend restrictions in the Company's credit facilities and Bylaws of the NHL. Holders of Class B Common Stock are entitled to convert each share of Class B Common Stock into one share of Class A Common Stock at any time.

         The NHL Constitution and Bylaws contain provisions which may in some circumstances operate to prohibit a person from acquiring the Common Stock. In general, any acquisition of shares of Common Stock which will result in a person or a group of persons holding a 5% or more interest in the Company, and each acquisition of shares of Common Stock which will result in a person or a group of persons holding in excess of a 5% interest, will require the prior approval of the NHL, which may be granted or withheld in the sole discretion of the NHL. The prospective purchaser will be required to submit to the NHL an application, in a form to be prescribed from time to time by the NHL, providing certain information relating to that person's background. Upon receipt of such application, the Commissioner (the "Commissioner") of the NHL shall have the right to conduct an investigation with respect to the prospective purchaser, which may include an interview by the Commissioner's office or one or more NHL owners and the submission of such information about the prospective purchaser, whether or not confidential, as the Commissioner shall deem relevant in his sole discretion. In addition, the NHL may condition its approval upon the execution, delivery and performance by the prospective purchaser of such documents as the Commissioner shall prescribe. The expense of the NHL's investigation must be paid by the prospective purchaser, whether or not its application is approved. If and when a prospective purchaser receives the NHL's consent to acquire a 5% or more interest in the Company, such prospective purchaser will be required to acknowledge that the purchaser shall be bound by the applicable provisions of the NHL Constitution and Bylaws.

         In addition, no person who directly or indirectly owns any interest in a privately-held NHL team, or a 5% or more interest in any other publicly-held NHL team, may own, directly or indirectly, a 5% or more interest in the Company, without the prior approval of the NHL. The NHL Constitution and Bylaws also contain provisions which would prohibit an owner of a 5% or more interest in the Company from engaging in certain activities, such as wagering on any game in which an NHL team participates. NHL players and referees and employees of the NHL and its member clubs (other than the Panthers) are not eligible to purchase or hold Common Stock. The NHL could in the future adopt different or additional restrictions which could adversely affect the stockholders of the Company.

         Furthermore, the grant of a security interest in any of the assets of the Panthers, or any direct or indirect ownership interest in the Company, of 5% or more, shall require the prior approval of the NHL, which may be withheld in the NHL's sole discretion and, in that connection, the NHL will require a consent agreement satisfactory to the NHL. NHL rules limit the amount of debt that may be secured by the assets of, or ownership interests in, an NHL club and require that the parties to any secured loan that is approved execute an agreement limiting the rights of the lenders and the club (or stockholder) under certain circumstances, including upon an event of default or foreclosure. These limitations may adversely affect the rights of the Panthers or the Company's stockholders under certain circumstances.

         Failure by a holder of a 5% or more interest to comply with these restrictions may result in a forced sale of such holder's interest in the Company or the repurchase of such interests by the Company. The Company's Articles of Incorporation provide that the Company may redeem, at the lower of fair market value or cost, shares held by any person or entity who becomes the owner of 5% or more of the Company's shares without the approval of the NHL. These restrictions are contained in a legend on each certificate issued evidencing shares of Class A Common Stock.

MATERIAL DIFFERENCES BETWEEN DELAWARE AND FLORIDA CORPORATE LAWS

         The material differences between the Delaware Act, on the one hand, and the Florida Act, on the other, are summarized below.

         Liability of Directors. The Delaware Act provides that a corporation's certificate of incorporation may contain a provision which eliminates or limits the personal liability of a director to the corporation or its stockholders for monetary damages for a breach of fiduciary duty as a director, except for a breach (1) which constitutes a breach of the director's duty of loyalty to the corporation or its stockholders, (2) which constitutes an act or omission not in good faith or which involves intentional misconduct or a knowing violation of law, (3) which is covered by Section 174 of the Delaware Act or (4) which relates to a transaction from which the director derived an improper personal benefit. Panthers Delaware's certificate of incorporation includes such a provision. The Florida Act provides that a director is not personally liable for monetary damages to the corporation or any other person for any act or omission as a director unless the director breached or failed to perform his statutory duties as a director and such breach or failure (a) constitutes a violation of criminal law, unless the director had reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful, (b) constitutes a transaction from which the director derived an improper personal benefit, (c) results in an unlawful distribution, (d) in a derivative action or an action by a stockholder, constitutes conscious disregard for the best interests of the corporation or willful misconduct or (e) in a proceeding other than a derivative action or an action by a stockholder, constitutes recklessness or an act or omission which was committed in bad faith or with malicious purpose or in a manner exhibiting wanton and willful disregard of human rights, safety or property.

         Indemnification. Under both the Florida Act and the Delaware Act, a corporation may generally indemnify its officers, directors, employees and agents against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement of any proceedings (other than derivative actions), if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. A similar standard is applicable in derivative actions, except that indemnification may be made only for expenses (including attorneys' fees), provided that in the event the person seeking indemnification has been adjudicated liable, such indemnification shall only be for amounts deemed proper, fair and reasonable by the appropriate court upon application thereto. In addition, the Delaware Act and the Florida Act provide that to the extent that present or former directors or officers under the Delaware Act and present or former directors, officers, employees or agents under the Florida Act, have been successful in defense of any proceeding, they must be indemnified by the corporation against expenses actually and reasonably incurred in connection therewith. The Florida Act further provides that, unless a corporation's articles of incorporation provide otherwise, if a corporation does not so indemnify such persons, they may seek, and a court may order, indemnification under certain circumstances even if the board of directors or stockholders of the corporation have determined that the persons are not entitled to indemnification. The bylaws of Panthers Delaware and articles of incorporation of the Company provide that directors and officers will be indemnified to the fullest extent permitted by law.

         Derivative Actions. The Delaware law provides that (1) a person may not bring a derivative action unless the person was a stockholder of the corporation at the time of the challenged transaction or unless the stock thereafter devolved on such person by operation of law, (2) a complaint in a derivative proceeding must allege with particularity the efforts made by a person, if any, to obtain the desired action from the directors or comparable authority and the reason for the failure to obtain such action or for not making the effort, and
(3) a derivative proceeding may be settled or discontinued only with court approval. In addition, under Delaware law, a court may dismiss a derivative proceeding if (a) the court finds that a committee of independent directors has determined in good faith after conducting a reasonable investigation that the maintenance of the action is not in the best interests of the corporation, and
(b) the court determines in its own business judgment that the action should be dismissed. The Florida Act provides for similar requirements, except that (i) a complaint in a derivative proceeding must be verified and must allege with particularity that a demand was made to obtain action by the board of directors and that the demand was refused or ignored, (ii) the court may dismiss a derivative proceeding if the court finds that certain independent directors (or a committee of independent persons appointed by such directors) have determined in good faith after conducting a reasonable investigation that the maintenance of the action is not in the best interests of the corporation and (iii) if an action was brought without reasonable cause, the court may require the plaintiff to pay the corporation's reasonable expenses.

         Distributions and Redemptions. A Delaware corporation may pay dividends out of surplus or, if there is no surplus, out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year. A Delaware corporation is generally prohibited from redeeming any of its capital stock if the redemption would result in an impairment of the corporation's capital. A Florida corporation may make distributions to stockholders as long as, after giving effect to such distribution, (1) the corporation would be able to pay its debts as they become due in the usual course of business, and (2) the corporation's total assets would not be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise, which the Company's articles of incorporation do not) the amount that would be needed if the corporation were to be dissolved at the time of the distribution to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution. Under the Florida Act, a corporation's redemption of its own capital stock is deemed to be a distribution.

         Stockholder Inspection of Books and Records. The Delaware Act permits any stockholder the right, during usual business hours, to inspect and copy the corporation's stock ledger, stockholder list and other books and records for any proper purpose upon written demand under oath stating the purpose thereof. Under the Florida Act, a stockholder is entitled to inspect and copy the articles of incorporation, bylaws, certain board and stockholder resolutions, certain written communications to stockholders, a list of the names and business addressees of the corporation's directors and officers, and the corporation's most recent annual report, during regular business hours if the stockholder gives at least five business days' prior written demand to the corporation. In addition, a stockholder of a Florida corporation is entitled to inspect and copy certain other books and records of the corporation during regular business hours if the stockholder gives at least five business days' prior written demand to the corporation and (1) the stockholder's demand is made in good faith and for a proper purpose, (2) the demand describes with particularity its purpose and the records to be inspected or copied and (3) the requested records are directly connected with such purpose. The Florida Act also provides that a corporation may deny certain demand for inspection if such demand was made for an improper purpose or if the demanding stockholder has, within two years preceding such demand, sold or offered for sale any list of stockholders of the corporation or any other corporation, has aided or abetted any person in procuring a list of stockholders for such purpose or has improperly used any information secured through any prior examination of the records of the corporation or any other corporation.

         Dissenters' Rights. A stockholder of a Delaware corporation generally is entitled to dissenters' rights in the event that the corporation is a party to certain mergers or consolidations to which the stockholder did not consent. A Delaware corporation's certificate of incorporation may also provide that dissenters' rights are available with respect to any amendment to the certificate of incorporation or any sale of all or substantially all of the corporation's assets. The Panthers Delaware's certificate of incorporation does not contain such a provision. Similar (but not identical) to the Florida Act, dissenters' rights are not available to a stockholder of a Delaware corporation if his shares, at the relevant record date, were (1) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. (the "NASD"), or (2) held of record by more than 2,000 stockholders. Notwithstanding the foregoing, however, under the Delaware Act, a stockholder does have dissenters' rights with respect to such shares if the stockholder is required by the terms of the agreement of merger or consolidation to accept anything for his shares other than (a) shares of stock of the corporation surviving or resulting from the merger or consolidation, (b) shares of stock of any other corporation which is listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by NASD or held of record by more than 2,000 stockholders, (c) cash in lieu of fractional shares or (d) any combination of the foregoing.

         A stockholder of a Florida corporation, with certain exceptions, has the right to dissent from, and obtain payment of the fair value of his shares in the event of (1) a merger or consolidation to which the corporation is a party,
(2) a sale or exchange of all or substantially all of the corporation's property other than in the usual and ordinary course of business, (3) an approval of a control share acquisition, (4) a statutory share exchange to which the corporation is a party as the corporation whose shares will be acquired, (5) an amendment to the articles of incorporation if the stockholder is entitled to vote on the amendment and the amendment would adversely affect the stockholder and (6) any corporate action taken to the extent that the articles of incorporation provide for dissenters' rights with respect to such action. The Florida Act provides that, unless a corporation's articles of incorporation otherwise provide, which the Company's articles of incorporation do not, a stockholder does not have dissenters' rights with respect to a plan of merger, share exchange or proposed sale or exchange of property if the shares held by the stockholder are either registered on a national securities exchange or designated as a national market system security on an interdealer quotation system by the NASD or held of record by 2,000 or more stockholders.

         Quorum for Stockholder Meetings. Under Delaware Act, unless otherwise provided in a corporation's certificate of incorporation or bylaws, a majority in voting power of shares entitled to vote on a matter constitutes a quorum at a meeting of stockholders, but in no event may a quorum consist of less than one-third of the voting power of the shares entitled to vote on such matter. Panthers Delaware's certificate of incorporation and bylaws do not include a provision altering the stockholder quorum requirement. The Florida Act is similar to the Delaware Act, except that the stockholder quorum requirement may be altered by a provision in the articles of incorporation (but not its bylaws). The Company's articles of incorporation do not include a provision altering the stockholder quorum requirement. Thus, the applicable quorum provisions will not be changed substantially by the Reincorporation.

         Stockholder Voting Requirements. Under both the Delaware Act and the Florida Act, directors are generally elected by a plurality of the votes cast by the stockholders entitled to vote at a stockholders' meeting at which a quorum is present, unless a greater number of affirmative votes is required by the certificate of incorporation or bylaws (in the case of a Delaware corporation) or the articles of incorporation (in the case of Florida corporation). With respect to matters other than the election of directors, unless otherwise provided by the Delaware Act or a Delaware corporation's certificate of incorporation or bylaws, if a quorum exists, action on a matter generally is approved by the affirmative vote of a majority in voting power of the shares represented at a meeting and entitled to vote on the matter. Accordingly, under the Delaware Act, abstentions have the same effect as votes against a matter. Under the Florida Act, unless otherwise provided by the Florida Act or a Florida corporation's articles of incorporation (but not its bylaws), if a quorum exists, action on any matter generally is approved by the stockholders if the votes cast by the holders of the shares represented at the meeting and entitled to vote on the matter favoring the action exceed the votes cast opposing the action. Accordingly, under the Florida Act, abstentions have no impact on the outcome of a vote. Neither Panthers Delaware's certificate of incorporation or bylaws nor the Company's articles of incorporation contain a provision requiring a greater vote on any matter than required by the Delaware Act or the Florida Act, respectively.

         Action by Written Consent of Stockholders. The Delaware Act and the Florida Act provide that unless otherwise provided for in a corporation's charter, actions which would be required or permitted to be taken at an annual or special meeting of stockholders may be taken by the written consent of the holders of shares holding not less than the minimum number of votes that would be necessary to take such action at a meeting of stockholders.

         Treasury Stock. A Delaware corporation may reacquire its own issued and outstanding capital stock, and such capital stock is deemed treasury stock which is authorized and issued but not outstanding. A Florida corporation may also reacquire its own issued and outstanding capital stock; however, such capital stock is deemed stock authorized but not issued or outstanding.

         Board Vacancies. The Delaware Act provides that, unless otherwise provided in the certificate of incorporation or bylaws, a vacancy or newly-created directorship on the board of directors may be filled by a majority of the remaining directors, even though less than a quorum. Panthers Delaware's certificate of incorporation and bylaws do not alter this provision. Under the Florida Act, a vacancy on the board of directors generally may be filled by an affirmative vote of a majority of the remaining directors or by the stockholders, unless the articles of incorporation provide otherwise. The Company's articles of incorporation do not alter this provision.

         Removal of Directors. The Delaware Act provides that, except with respect to corporations with classified boards or cumulative voting, a director may be removed, with or without cause, by the holders of the majority in voting power of the shares entitled to vote at an election of directors. In the event the corporation's board of directors is classified, stockholders may effect such removal only for cause, unless the certificate of incorporation otherwise provides. The Delaware Act also provides that whenever the holders of any class or series are entitled to elect one or more directors by the certificate of incorporation, the vote required, in respect of the removal without cause of a director or directors so elected, is the vote of the holders of the outstanding shares of that class or series and not to the vote of the outstanding shares as a whole. The Florida Act provides that, except with respect to corporations with directors elected by a voting group of stockholders or cumulative votings, stockholders may remove one or more directors with or without cause unless the articles of incorporation provide that directors may be removed only for cause.

         Amendments to Charter. A Delaware corporation's certificate of incorporation generally may be amended only if approved by a majority in voting power of the outstanding stock entitled to vote thereon. An amendment to a Florida corporation's articles of incorporation must be approved by the corporation's stockholders, except that certain immaterial amendments specified in the Florida Act may be made by the board of directors. Unless a specific section of the Florida Act or a Florida corporation's articles of incorporation require a greater vote, an amendment to a Florida corporation's articles of incorporation generally must be approved by a majority of the votes entitled to be cast on the amendment. Panthers Delaware's certificate of incorporation does not include any provision requiring greater than a majority in voting power of the outstanding stock entitled to vote thereon to amend its certificate of incorporation.

         Special Meetings of Stockholders. Special meetings of the stockholders of a Delaware corporation may be called by the board of directors or by the persons authorized in the corporation's certificate of incorporation or bylaws. Panthers Delaware's bylaws provide that a special meeting may be called by the President or the board of directors, or when requested in writing by not less than 10% in voting power of all the shares entitled to vote at the meeting. Special meetings of a Florida corporation's stockholders may be called by its board of directors, by the persons authorized to do so in its articles of incorporation or bylaws or by the holders of not less than 10% of all votes entitled to be cast on any issue proposed to be considered at the special meeting, unless a greater percentage, not to exceed 50%, is required by the articles of incorporation. The Company's articles of incorporation do not contain a 50% requirement for the calling of special meetings by the stockholders.

         Affiliated Transactions. The Delaware Act generally prohibits a stockholder owning 15% or more of a Delaware corporation's outstanding voting stock (an "interested stockholder") from engaging in certain business combinations involving the corporation during the three years after the date the person became an interested stockholder unless, among other things, (1) prior to such date, the board of directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder, (2) upon the consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the stockholder owned at least 85% of the voting stock outstanding at the time the transaction commenced (excluding certain shares), or (3) at or subsequent to such time the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least two-thirds of the outstanding voting stock which is not owned by the interested stockholder. Such prohibition, however, does not apply to a corporation if, inter alia, (i) the corporation's original certificate of incorporation provides that the corporation shall not be governed by the interested stockholder statute, (ii) a majority of shares entitled to vote to approve an amendment to the corporation's certificate of incorporation or bylaws expressly electing not to be governed by the statute (but such amendment may not be effective until one year after it was adopted and may not apply to any business combination between the corporation and any person who became an interested stockholder on or prior to such adoption) or (iii) a stockholder becomes an interested stockholder inadvertently and as soon as practicable divests itself of ownership of sufficient shares so that the stockholder ceases to be an interested stockholder. These business combinations include, with certain exceptions, mergers, consolidations, sales of assets and transactions benefitting the interested stockholder. Panthers Delaware's certificate of incorporation provides that Panthers Delaware shall not be governed by the interested stockholder statute.

         The Florida Act contains an affiliated transactions statute which provides that certain transactions involving a corporation and a stockholder owning 10% or more of the corporation's outstanding voting shares (an "affiliated stockholder") must generally be approved by the affirmative vote of the holders of two-thirds of the voting shares other than those owned by the affiliated stockholder. The transactions covered by the statute include, with certain exceptions, (1) mergers and consolidations to which the corporation and the affiliated stockholder are parties, (2) sales or other dispositions of substantial amounts of the corporation's assets to the affiliated stockholder,
(3) issuances by the corporation of substantial amounts of its securities to the affiliated stockholder, (4) the adoption of any plan for the liquidation or dissolution of the corporation proposed by or pursuant to an arrangement with the affiliated stockholder, (5) any reclassification of the corporation's securities which has the effect of substantially increasing the percentage of the outstanding voting shares of the corporation beneficially owned by the affiliated stockholder and (6) the receipt by the affiliated stockholder of certain loans or other financial assistance from the corporation. These special voting requirements do not apply in any of the following circumstances: (a) if the transaction was approved by a majority of the corporation's disinterested directors, (b) if the corporation did not have more than 300 stockholders of record at any time during the preceding three years, (c) if the affiliated stockholder has been the beneficial owner of at least 80% of the corporation's outstanding voting shares for the past five years, (d) if the affiliated stockholder is the beneficial owner of at least 90% of the corporation's outstanding voting shares, exclusive of those acquired in a transaction not approved by a majority of disinterested directors or (e) if the consideration received by each stockholder in connection with the transaction satisfies the "fair price" provisions of the statute. This statute applies to any Florida corporation unless the original articles of incorporation or an amendment to the articles of incorporation or bylaws contain a provision expressly electing not to be governed by this statute. Such an amendment to the articles of incorporation or bylaws must be approved by the affirmative vote of a majority of disinterested stockholders and is not effective until 18 months after approval. The Company's articles of incorporation provide that the Company shall not be governed by the affiliated transactions statute.

         Control Share Acquisitions. The Florida Act also contains a control share acquisition statute which provides that a person who acquires shares in an issuing public corporation in excess of certain specified thresholds will generally not have any voting rights with respect to such shares unless the voting rights are approved by a majority of the shares entitled to vote, excluding interested shares. This statute does not apply to acquisitions of shares of a corporation if, prior to the pertinent acquisition of shares, the corporation's articles of incorporation or bylaws provide that the corporation shall not be governed by the statute. This statute also permits a corporation to adopt a provision in its articles of incorporation or bylaws providing for the redemption by the corporation of such acquired shares in certain circumstances. Unless otherwise provided in the corporation's articles of incorporation or bylaws prior to the pertinent acquisition of shares, in the event that such shares are accorded full voting rights by the stockholders of the corporation and the acquiring stockholder acquires a majority of the voting power of the corporation, all stockholders who did not vote in favor of according voting rights to such acquired shares are entitled to dissenters' rights. The Company's articles of incorporation specifically provide that the Company will not be governed by the control share acquisition statute. Delaware does not have any provision comparable to Florida's control share acquisition statute.

         Other Constituencies. The Florida Act provides that directors of a Florida corporation, in discharging their duties to the corporation and in determining what they believe to be in the best interests of the corporation, may, in addition to considering the effects of any corporate action on the stockholders and the corporation, consider the effects of the corporate action on employees, suppliers and customers of the corporation or its subsidiaries and the communities in which the corporation and its subsidiaries operate. Delaware does not have a comparable statutory provision.

         THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE REINCORPORATION OF THE COMPANY IN THE STATE OF DELAWARE FROM THE STATE OF FLORIDA. PROXY CARDS EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

                              STOCKHOLDER PROPOSALS

         Any proposals of stockholders intended to be presented at the Company's 1998 Annual Meeting must be received by the Company for inclusion in the proxy statement and form of proxy relating to such meeting not later than July 15, 1998. It is suggested that proponents submit their proposals by certified mail, return receipt requested. Detailed information for submitting resolutions will be provided upon written request to the Secretary of the Company, Florida Panthers Holdings, Inc., 450 East Las Olas Boulevard, Fort Lauderdale, Florida 33301.


                                  OTHER MATTERS

         Management does not intend to present any other items of business and knows of no other matters that will be brought before the Annual Meeting. However, if any additional matters are properly brought before the Annual Meeting, the persons named in the enclosed proxy shall vote the proxies in their discretion in the manner they believe to be in the best interests of the Company. The accompanying form of proxy has been prepared at the direction of the Board of Directors and is sent to you at the request of the Board of Directors. The proxies named therein have been designated by your Board of Directors.

                                                                       EXHIBIT A


                          AGREEMENT AND PLAN OF MERGER


         THIS PLAN AND AGREEMENT OF MERGER, dated as of ____________ __, 1997 (this "Agreement"), is entered into between FLORIDA PANTHERS HOLDINGS, INC., a Florida corporation ("FLORIDA"), and FLORIDA PANTHERS HOLDINGS, INC., a Delaware corporation ("DELAWARE").

                                    RECITALS

         A. FLORIDA has an aggregate authorized capital of 110,000,000 shares of capital stock, consisting of (i) 100,000,000 shares of Class A common stock, $.01 par value (the "Florida Class A Common Stock"), and (ii) 10,000,000 shares of Class B common stock, par value $.01 per share (the "Florida Class B Common Stock").

         B. DELAWARE has an aggregate authorized capital of 115,000,000 shares of capital stock, consisting of (i) 100,000,000 shares of Class A common stock, $.01 par value (the "Delaware Class A Common Stock"), (ii) 10,000,000 shares of Class B common stock, par value $.01 per share (the "Delaware Class B Common Stock"), and (iii) 5,000,000 shares of Preferred Stock, par value $.01 per share (the "Delaware Preferred Stock").

         C. The respective Boards of Directors of FLORIDA and DELAWARE believe that it is in the best interests of FLORIDA and DELAWARE and their respective stockholders to merge FLORIDA with and into DELAWARE under and pursuant to the provisions of this Agreement, the Florida General Business Act (the "Florida Act") and the Delaware General Corporation Law (the "Delaware Act").

                                    AGREEMENT

         In consideration of the Recitals and of the mutual agreements contained in this Agreement, the parties hereto agree as set forth below.

         1. MERGER. FLORIDA shall be merged with and into DELAWARE (the
"Merger").

         2. EFFECTIVE DATE. The Merger shall become effective immediately upon the later of (a) the filing of this Agreement or articles of merger with the Secretary of State of Florida in accordance with the Florida Act and the filing of a certificate of merger with the Secretary of State of Delaware in accordance with the Delaware Act or (b) such later time as may be set forth in such articles and certificate. The time of such effectiveness is hereinafter called the "Effective Date."

         3. SURVIVING CORPORATION. DELAWARE shall be the surviving corporation of the Merger and shall continue to be governed by the laws of the State of Delaware. On the Effective Date, the separate corporate existence of FLORIDA shall cease.

         4. CERTIFICATE OF INCORPORATION. The Certificate of Incorporation of DELAWARE as it exists on the Effective Date shall be the Certificate of Incorporation of DELAWARE following the Effective Date, unless and until the same shall thereafter be amended or repealed in accordance with the laws of the State of Delaware.

         5. BYLAWS. The Bylaws of DELAWARE as they exist on the Effective Date shall be the Bylaws of DELAWARE following the Effective Date, unless and until the same shall be amended or repealed in accordance with the provisions thereof and the laws of the State of Delaware.

         6. BOARD OF DIRECTORS AND OFFICERS. The members of the Board of Directors and the officers of FLORIDA immediately prior to the Effective Date shall be the members of the Board of Directors and the officers of DELAWARE following the Effective Date, and such persons shall serve in such offices for the terms provided by law or in the Bylaws, or until their respective successors are elected and qualified.

         7. CONVERSION OF OUTSTANDING DELAWARE STOCK. Upon the Effective Date, each issued and outstanding share of Florida Class A Common Stock and Florida Class B Common Stock and all rights in respect thereof shall be converted into one fully-paid and nonassessable share of Delaware Class A Common Stock and Delaware Class B Common Stock, as the case may be, and each certificate representing shares of Florida Class A Common Stock and Florida Class B Common Stock shall for all purposes be deemed to evidence the ownership of the same number of shares of Delaware Class A Common Stock and Delaware Class B Common Stock as are set forth in such certificate. After the Effective Date, each holder of an outstanding certificate representing shares of Florida Class A Common Stock or Florida Class B Common Stock may, at such stockholder's option, surrender the same to DELAWARE's registrar and transfer agent for cancellation, and each such holder shall be entitled to receive in exchange therefor a certificate(s) evidencing the ownership of the same number of shares of Delaware Class A Common Stock or Delaware Class B Common Stock as are represented by the FLORIDA certificate(s) surrendered to DELAWARE's registrar and transfer agent.

         8. CONDITIONS TO CONSUMMATION OF THE MERGER. Consummation of the Merger is subject to the satisfaction prior to the Effective Date of the following conditions: (a) this Agreement and the Merger shall have been adopted and approved by the affirmative vote of the holders of a majority of the votes represented by the shares of Florida Class A Common Stock and Florida Class B Common Stock (voting together) outstanding on the record date fixed for determining the stockholders of FLORIDA entitled to vote thereon; (b) FLORIDA and DELAWARE shall have received all consents, orders and approvals and satisfaction of all other requirements prescribed by law that are necessary for the consummation of the Merger; and (c) the New York Stock Exchange shall have authorized the listing, upon official notice of issuance, of the shares of Delaware Class A Common Stock to be issued or delivered in connection with the Merger and such authorization shall be in full force and effect on such date.

         9.  STOCK OPTIONS, WARRANTS AND CONVERTIBLE DEBT.  Upon the
Effective Date, each stock option, stock warrant, convertible debt instrument and other right to subscribe for or purchase shares of Florida Class A Common Stock or Florida Class B Common Stock shall be converted into a stock option, stock warrant, convertible debt instrument or other right to subscribe for or purchase the same number of shares of Delaware Class A Common Stock or Delaware Class B Common Stock, as the case may be, and each certificate, agreement, note or other document representing such stock option, stock warrant, convertible debt instrument or other right to subscribe for or purchase shares of Florida Class A Common Stock or Florida Class B Common Stock shall for all purposes be deemed to evidence the ownership of a stock option, stock warrant, convertible debt instrument or other right to subscribe for or purchase shares of Delaware Class A Common Stock or Delaware Class B Common Stock.

         10. RIGHTS AND LIABILITIES OF FLORIDA. At and after the Effective Date, and all in the manner of and as more fully set forth in Section 259 of the Delaware Act and Section

607.1106 of the Florida Act, the title to all real estate and other property, or any interest therein, owned by each of FLORIDA and DELAWARE shall be vested in DELAWARE without reversion or impairment; DELAWARE shall succeed to and possess, without further act or deed, all estates, rights, privileges, powers and franchises, both public and private, and all of the property, real, personal and mixed, of each of FLORIDA and DELAWARE without reversion or impairment; DELAWARE shall thenceforth be responsible and liable for all the liabilities and obligations of each of FLORIDA and DELAWARE; any claim existing or action or proceeding pending by or against FLORIDA or DELAWARE may be continued as if the Merger did not occur or DELAWARE may be substituted for FLORIDA in the proceeding; neither the rights of creditors nor any liens upon the property of FLORIDA or DELAWARE shall be impaired by the Merger; and DELAWARE shall indemnify and hold harmless the officers and directors of each of the parties hereto against all such debts, liabilities and duties and against all claims and demands arising out of the Merger.

         11. TERMINATION. This Agreement may be terminated and abandoned by action of the respective Board of Directors of FLORIDA and DELAWARE at any time prior to the Effective Date, whether before or after approval by the stockholders of either or both of the parties hereto.

         12. AMENDMENT. The Boards of Directors of the parties hereto may amend this Agreement at any time prior to the Effective Date; provided, that an amendment made subsequent to the approval of this Agreement by the stockholders of either of the parties hereto shall not: (a) change the amount or kind of shares, securities, cash, property or rights to be received in exchange for or on conversion of all or any of the shares of the parties hereto, (b) change any term of the Certificate of Incorporation of DELAWARE or (c) change any other terms or conditions of this Agreement if such change would adversely affect the holders of any capital stock of either party hereto.

         13. INSPECTION OF AGREEMENT. Executed copies of this Agreement will be on file at the principal place of business of DELAWARE at 450 East Las Olas Boulevard, Fort Lauderdale, Florida 33301. A copy of this Agreement shall be furnished by DELAWARE, on request and without cost, to any stockholder of either FLORIDA or DELAWARE.

         14. GOVERNING LAW. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware.

         15. SERVICE OF PROCESS. On and after the Effective Date, DELAWARE agrees that it may be served with process in Florida in any proceeding for enforcement of any obligation of DELAWARE or FLORIDA arising from the Merger.

         16. REMEDIES. Any right and remedy belonging to DELAWARE or FLORIDA and arising in connection with the actions contemplated by this Agreement shall be pursued solely against DELAWARE or FLORIDA, and not against their respective officers, directors or employees. In the event that any officer, director or employee of DELAWARE or FLORIDA becomes involved in any capacity in any action, proceeding or investigation in connection with the Merger, DELAWARE and/or FLORIDA shall advance to such person(s) all reasonable legal and other expenses incurred in connection therewith and shall also indemnify such person(s) against any losses, claims, damages or liabilities to which such person(s) may become subject in connection with this Agreement, except to the extent that such indemnification is prohibited by law.


                                    * * * * *

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement and Plan of Merger to be executed on its behalf by its officers duly authorized, all as of the date first above written.



                                  FLORIDA PANTHERS HOLDINGS, INC.


                                  a Florida corporation


                                  By:
                                     -----------------------------------
                                  Name:
                                      ----------------------------------
                                  Title:
                                      ----------------------------------




                                  FLORIDA PANTHERS HOLDINGS, INC.


                                  a Delaware corporation


                                  By:
                                     -----------------------------------
                                  Name:
                                      ----------------------------------
                                  Title:
                                      ----------------------------------

                                                                      EXHIBIT B


                          CERTIFICATE OF INCORPORATION
                                       OF
                         FLORIDA PANTHERS HOLDINGS, INC.

                  I, the undersigned, for the purposes of incorporating and organizing a corporation under the General Corporation Law of the State of Delaware, do execute this Certificate of Incorporation and do hereby certify as follows:

                  FIRST. The name of the corporation is Florida Panthers Holdings, Inc.

                  SECOND. The address of the corporation's registered office in the State of Delaware is One Rodney Square, 10th Floor, Tenth and King Streets, in the City of Wilmington, County of New Castle, 19801. The name of its registered agent at such address is RL&F Service Corp.

                  THIRD. The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

                  FOURTH. (A) The total number of shares of stock that the corporation is authorized to issue is One Hundred Fifteen Million (115,000,000), consisting of One Hundred Ten Million (110,000,000) shares of common stock, par value $.01 per share (the "Common Stock"), and Five Million (5,000,000) shares of preferred stock, par value $.01 per share (the "Preferred Stock").

                  (B) The shares of Common Stock shall be divided into two classes, comprised of One Hundred Million (100,000,000) shares of Class A Common Stock (the "Class A Common Stock") and Ten Million (10,000,000) shares of Class B Common Stock (the "Class B Common Stock").

                  The powers, preferences and rights of the Class A Common Stock and Class B Common Stock, and the qualifications, limitations and restrictions thereof, shall be identical in all respects except as otherwise required by applicable law and except as follows:

                           (1) Each share of Class A Common Stock shall be
entitled to One (1) vote on each matter submitted to a vote of the stockholders of the corporation, while each share of Class B Common Stock shall be entitled to Ten Thousand (10,000) votes on each matter submitted to a vote of the stockholders of the corporation.

                           (2)  Shares of Class A Common Stock may be issued
by the corporation to holders of Class B Common Stock pursuant to a stock dividend, in connection with a stock split or reclassification or otherwise as determined by the Board of Directors of the corporation, while shares of Class B Common Stock may not be issued by the corporation to holders of Class A Common Stock in connection with any such stock dividend, stock split or reclassification or otherwise. Subject to the immediately preceding sentence, if, as and when dividends on the Class A Common Stock and Class B Common Stock are declared payable from time to time by the Board of Directors, whether payable in cash, in property or in shares of stock of the corporation, the holders of Class A Common Stock and the holders of Class B Common Stock shall be entitled to share equally, on a per share basis, in such dividends; provided, however, that, if dividends are declared that are payable in shares of Class A Common Stock, or in shares of Class B Common Stock, dividends shall be declared that are payable at the same rate on both classes of stock and the dividends payable in shares of Class A Common Stock shall be payable only to holders of Class A Common Stock and dividends payable in shares of Class B Common Stock shall be payable only to holders of Class B Common Stock (subject to the right of the corporation, as set forth in the first sentence of this Section (B)(2) of this Article FOURTH, to issue shares of Class A Common Stock to holders of Class B Common Stock). If the corporation shall in any manner split, subdivide, combine or reclassify the outstanding shares of Class A Common Stock or Class B Common Stock, the outstanding shares of the other such class of stock shall, subject to the [two] immediately preceding sentences of this Section (B)(2) of this Article FOURTH, be proportionally split, subdivided, combined or reclassified in the same manner and on the same basis as the outstanding shares of Class A Common Stock or Class B Common Stock, as the case may be, have been split, subdivided, com bined or reclassified.

                           (3) Each share of Class B Common Stock shall at all
times be directly convertible, at the option of the holder thereof, into one share of Class A Common Stock without further consideration, while shares of Class A Common Stock shall not, in any case, be convertible into shares of Class B Common Stock.

                  (C) (1) In order to exercise the conversion privilege set forth in this Certificate of Incorporation, the holder of any shares of Class B Common Stock to be converted shall present and surrender the certificate or certificates represent ing such shares of Class B Common Stock during usual business hours at any office or agency of the corporation maintained for the transfer of Class B Common Stock and shall deliver a written notice of the election of the holder of such Class B Common Stock to convert the shares represented by such certificate or any other portion thereof specified in such notice into shares of Class A Common Stock. Such notice shall also state the name or names (with address) in which the certificate or certificates representing shares of Class A Common Stock which shall be issuable on such conversion shall be issued. If so required by the corporation, any certificate representing shares of Class B Common Stock surrendered for conversion shall be accompanied by instruments of transfer, in form satisfactory to the corporation, duly executed by the holder of such shares or its duly authorized representative. Each conversion of shares of Class B Common Stock shall be deemed to have been effected at the close of business on the date (the "conversion date") on which the certificate or certificates representing such shares of Class B Common Stock shall have been surrendered to the corporation and such notice and any required instruments of transfer shall have been received as aforesaid, and the person or persons in whose name or names any certificate or certificates for shares of Class A Common Stock shall be issuable on such conversion shall be, for the purpose of receiving dividends and for all other corporate purposes whatsoever, deemed to have become the holder or holders of record of the shares of Class A Common Stock represented thereby on the conversion date.

                           (2)      As promptly as practicable after the
presentation and surrender for conversion, as herein provided, of any certificate representing shares of Class B Common Stock, the corporation shall issue and deliver at such office or agency, to or upon the written order of the holder thereof, certificates for the number of shares of Class A Common Stock issuable upon such conversion. In case any certificate representing shares of Class B Common Stock shall be surrendered for conversion of only a part of the shares represented thereby, the corporation shall deliver at such office or agency, to or upon the written order of the holder thereof, a certificate or certificates representing the number of shares of Class B Common Stock represented by such surrendered certificate which are not being converted. The issuance of certificates representing shares of Class A Common Stock issuable upon the conversion of shares of Class B Common Stock by the registered holder thereof pursuant to the provisions of this Certificate of Incorporation shall be made without charge to the converting holder for any tax imposed on the corporation in respect of the issue thereof. The corporation shall not, however, be required to pay any tax which may be payable with respect to any transfer involved in the issue and delivery of any certificate in a name other than that of the registered holder of the shares of Class B Common Stock being converted, and the corporation shall not be required to issue or deliver any such certificate unless and until the person request ing the issue thereof shall have paid to the corporation the amount of such tax or has established to the satisfaction of the corporation that such tax has been paid or is not payable.

                           (3)      Upon any  conversion of shares of Class B
Common Stock into shares of Class A Common Stock pursuant hereto, no adjustment with respect to dividends shall be made; only those dividends shall be payable on the shares of Class B Common Stock so converted as may be declared and may be payable to holders of record of shares of Class B Common Stock on a date prior to the conversion date with respect to the shares so converted; and only those dividends shall be payable on shares of Class A Common Stock issued upon such conversion as may be declared and may be payable to holders of record of shares of Class A Common Stock on or after such conversion date.

                           (4)      In case of any merger or consolidation of
the corporation with any other entity as a result of which the holders of Class A Common Stock shall be entitled to receive cash, stock, other securities or other property with respect to, upon conversion of or in exchange for shares of Class A Common Stock, or in case of any sale or transfer of all or substantially all of the assets of the corporation, a holder of a share of Class B Common Stock shall have the right thereafter, so long as the conversion right hereunder shall exist, to convert such share of Class B Common Stock into the kind and amount of cash, shares of stock and other securi ties and properties receivable in connection with such consolidation, merger, sale or transfer by a holder of one share of Class A Common Stock, and shall have no other conversion rights with regard to such share of Class B Common Stock. The provisions of this paragraph
(4) shall similarly apply to successive consolidations, mergers, sales or transfers.

                           (5)      Shares of the Class B Common Stock converted
into shares of Class A Common Stock as provided in this Certificate of Incorporation shall resume the status of authorized but unissued shares of Class B Common Stock.

                           (6)      Such number of shares of Class A Common
Stock as may from time to time be required for such purpose shall be reserved for issuance upon conversion of outstanding shares of Class B Common Stock.

                  (D) The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized to provide for the issuance of shares of Preferred Stock in one or more series, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

                           (1)      The designation of the series, which may be
by distinguish ing number, letter or title.

                           (2)      The number of shares of the series.

                           (3)      The amounts payable on, and the preferences,
if any, of shares of the series in respect of dividends, and whether such dividends, if any, shall be cumulative or noncumulative.

                           (4)      Dates at which dividends, if any, shall be
payable.

                           (5)      The redemption rights and price or prices,
if any, for shares of the series.

                           (6)      The terms and amount of any sinking fund
provided for the purchase or redemption of shares of the series.

                           (7)      The amounts payable on, and the preferences,
if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation.

                           (8)      Whether the shares of the series shall be
convertible into or exchangeable for shares of any other class or series, or any other security, of the corporation or any other corporation, and, if so, the specification of such other class or series or such other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible or exchangeable and all other terms and conditions upon which such conversion or ex change may be made.

                           (9)      Restrictions on the issuance of shares of
the same series or of any other class or series.

                           (10)     The voting rights, if any, of the holders
of shares of the series.

                  FIFTH. The incorporator of the corporation is [name], whose mailing address is [address].

                  SIXTH. Unless and except to the extent that the by-laws of the corporation shall so require, the election of directors of the corporation need not be by written ballot.

                  SEVENTH. In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors of the corporation is expressly authorized to make, alter and repeal the by-laws of the corporation, subject to the power of the stockholders of the corporation to alter or repeal any by-law whether adopted by them or otherwise.

                  EIGHTH. A director of the corporation shall not be liable to the corpora tion or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director of the corporation hereun der in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

                  NINTH. The corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the rights reserved in this article.

                  TENTH. The powers of the incorporator are to terminate upon the filing of this Certificate of Incorporation with the Secretary of State of the State of Delaware. The name and mailing address of the person who is to serve as the sole initial director of the corporation until the first annual meeting of stockholders of the corporation, or until his successor is duly elected and qualified, is:

                  [name]
                  [address]

                  ELEVENTH. The corporation shall not be governed by Section 203 of the General Corporation Law of the State of Delaware.

                  TWELFTH. (A) So long as the corporation owns, directly or indirectly, a member club in the National Hockey League, no Person may beneficially own 5% or more of the outstanding shares of Class A Common Stock without National Hockey League approval. In the event a person acquires Beneficial Ownership of 5% or more of the outstanding shares of Class A Common Stock without National Hockey League approval, each share of Class A Common Stock beneficially owned by such Person shall be subject to redemption by the corporation at the lower of its original cost or its then Fair Market Value (such lower amount, the "Redemption Price").

                  (B) (1) The corporation will provide notice of any redemption of shares of Class A Common Stock to holders of record of the Class A Common Stock to be redeemed not less than 10 nor more than 60 days prior to the date fixed for such redemption. Such notice shall be provided by first-class mail postage prepaid, to each holder of record of the Class A Common Stock to be redeemed, at such holder's address as it appears on the stock register of the corporation. Each such mailed notice shall state, as appropriate, the following:

                                    (a)     the redemption date;

                                    (b)     the number of shares of Class A
                           Common Stock to be redeemed and, if less than all the shares held by any holder are to be redeemed, the number of such shares to be redeemed from such holder;

                                    (c)     the Redemption Price;

                                    (d)     the place or places where
                           certificates representing such shares are to be surrendered for receipt of the Redemption Price; and

                                    (e)     the name and location of any bank or
                           trust com pany with which the corporation will deposit redemption funds pursuant to subsection (3) below.

                           (2)      Upon surrender in accordance with the
aforesaid notice of the certificate representing any shares so redeemed (duly endorsed or accompa nied by appropriate instruments of transfer), the holders of record for such shares shall be entitled to receive the Redemption Price, without interest. In case fewer than all the shares represented by any such certificate are redeemed, a new certificate representing the unredeemed shares shall be issued without cost to the holder thereof.

                           (3)      On the date of any redemption being made
pursuant to this Article TWELFTH, the corporation shall, and at any time after notice of such redemption shall have been mailed and before the date of redemption the corpora tion may, deposit for the benefit of the holders of shares of Class A Common Stock to be redeemed the funds necessary for such redemption with a bank or trust company in the City of New York or in the City of Miami, in either case having a capital and surplus of at least $100,000,000, with instructions to such bank or trust company to pay the full redemption amounts as provided herein to the holders of shares of Class A Common Stock upon surrender of certificates for such shares; provided, however, that the making of such deposit shall not release the corporation from any of its obligations hereunder. Any moneys so deposited by the corporation and unclaimed at the end of six months from the date designated for such redemption shall revert to the general funds of the corporation and, upon demand, such bank or trust company shall pay over to the corporation such unclaimed amounts and thereupon such bank or trust company shall be relieved of all responsibility in respect thereof and any holder of shares of Class A Common Stock so redeemed shall look only to the corporation for the payment of the full redemption amounts, as provided herein. Notwithstanding the foregoing, to the extent that the corporation is required under the abandoned property laws of any jurisdiction to escheat any such redemption amounts, the corporation shall be absolved of any further obligation or liability to the full extent provided by any such laws. Any interest accrued on funds deposited pursuant to this subsection (3) shall be paid from time to time to the corporation for its own account.

                           (4)      Notice of redemption having been given as
aforesaid, upon the deposit pursuant to subsection (3) of the full redemption amounts as provided herein in respect of all shares of Class A Common Stock then to be redeemed, notwithstanding that any certificates representing such shares shall not have been surrendered in accordance with subsection (2), from and after the date of redemption designated in the notice of redemption (a) the shares of Class A Common Stock represented thereby shall no longer be deemed outstanding, and (b) all rights of the holders of such shares of Class A Common Stock shall cease and terminate, excepting only the right to receive the full redemption amounts as provided herein without interest. If the funds deposited are not sufficient for redemption for the shares of the Series A Preferred Stock that were to be redeemed, then the certificates evidencing such shares shall be deemed not to be surrendered, such shares shall remain outstanding and the right of holders of shares of Class A Common Stock shall continue to be only those of a holder of shares of the Class A Common Stock.

                  (C) The Board of Directors of the corporation shall have the power and duty to determine for the purposes of this Article TWELFTH, on the basis of information known to them after reasonable inquiry, all facts necessary to determine compliance with this Article TWELFTH, including, without limitation (1) the number of shares of Class A Common Stock beneficially owned by any Person and (2) the Fair Market Value and cost of any shares of Class A Common Stock.

                  (D) For purposes of this Article TWELFTH, the following terms shall have the meanings set forth herein:

                           (1)      "Affiliate" and "Associate" shall have the
respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934 (the "Exchange Act"), as in effect on the date hereof.

                           (2)      A Person shall be deemed the "Beneficial
Owner" of, shall be deemed to have "Beneficial Ownership" of and shall be deemed to "beneficially own" any securities:

                                    (a)     which such Person or any of such
Person's Affiliates or Associates is deemed to beneficially own, directly or indirectly, within the meaning of Rule l3d-3 of the General Rules and Regulations under the Exchange Act as in effect on the date hereof;

                                    (b)     which such Person or any of such
Person's Affiliates or Associates has (i) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrange ment or understanding (other than customary agreements with and between under writers and selling group members with respect to a bona fide public offering of securities), or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise, provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase; or (ii) the right to vote pursuant to any agreement, arrangement or understanding, provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security by reason of such agreement, ar rangement or understanding if the agreement, arrangement or understanding to vote such security arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accor dance with, the applicable rules and regulations promulgated under the Exchange Act and is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report); or

                                    (c)     which are beneficially owned,
directly or indi rectly, by any other Person and with respect to which such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting (except to the extent contemplated by the proviso to Section (D)(2)(b)(ii) of this Article TWELFTH) or disposing of such securities of the corporation.

                           (3)      "Fair Market Value" shall mean, in the case
of Class A Common Stock, the highest closing sale price during the 30-day period immediately preceding the date in question of a share of such stock on the Composite Tape for New York Stock Exchange listed stocks, or, if such stock is not quoted on the Composite Tape, on the New York Stock Exchange, or, if such stock is not listed on such exchange, on the principal United States securities exchange registered under the Exchange Act on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing sale price during the 30-day period immediately preceding the date in question of a share of such stock on The NASDAQ Stock Market operated by The NASDAQ Stock Market, Inc. or any system then in use in its stead, or if no such quotations are available, the fair market value on the date in question of a share of such stock as determined by the Board of Directors of the corporation.

                           (4)      "Person" shall mean any individual, firm,
corporation, partnership, limited liability company, trust or other entity, and shall include any successor (by merger or otherwise) to such entity.

                  The undersigned incorporator hereby acknowledges that the foregoing certificate of incorporation is his act and deed on this the ___ day of ______, 1997.


                              ------------------------------------
                              [name]
                              Incorporator

COMMON STOCK PROXY


                        FLORIDA PANTHERS HOLDINGS, INC.
                         450 EAST LAS OLAS BOULEVARD
                       FORT LAUDERDALE, FLORIDA  33301

                   PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                              November 17, 1997

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


  The undersigned holder of shares of Common Stock of FLORIDA PANTHERS HOLDINGS, INC., a Florida corporation (the "Company"), hereby appoints WILLIAM
M. PIERCE and RICHARD L. HANDLEY or either of them, the proxy or proxies of the undersigned, each with full power of substitution, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at 3:00 p.m., Eastern Standard Time, local time, on November 17, 1997, at The Broward Center for the Performing Arts, Au Rene Theater, 201 S.W. Fifth Avenue, Fort Lauderdale, Florida 33312, and at all adjournments or postponements thereof, with authority to vote said Common Stock on the matters set forth below:

  The shares of Common Stock represented by this Proxy will be voted in the manner directed herein by the undersigned stockholder, who shall be entitled to the vote corresponding to each share of Class A Common Stock and/or Class B Common Stock held by such stockholder.



                 (continued and to be signed on reverse side)

                       FLORIDA PANTHERS HOLDINGS, INC.

     The Board of Directors recommends a vote FOR each of the following:


1. To elect as directors of Florida Panthers Holdings, Inc. all of the following nominees: Steven R. Berrard, Dennis J. Callaghan, Michael S. Egan, Richard H. Evans, Chris Evert, Harris W. Hudson, H. Wayne Huizenga, George D. Johnson, Jr., Henry Latimer and Richard C. Rochon.
           [  ] FOR              [  ] WITHHELD FOR ALL

           FOR, except vote withheld from

           --------------------------------

           --------------------------------

           --------------------------------

           --------------------------------

2.   To approve the Amendment to the Company's 1996 Stock Option Plan.
     [  ] FOR                [  ] AGAINST             [  ] ABSTAIN

3.   To approve the Reincorporation of the Company in the State of Delaware.
     [  ] FOR                [  ] AGAINST             [  ] ABSTAIN

4. In their judgment, the proxies are authorized to vote upon such other business as may be properly brought before the meeting and each adjournment or postponement thereof.

     THIS PROXY WILL BE VOTED AS SPECIFIED, IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE FIRST THREE PROPOSALS AND IN THE DISCRETION OF THE PROXIES ON ANY OTHER BUSINESS PROPERLY BROUGHT BEFORE THE MEETING.


                                Date:                                    1997
                                       ---------------------------------,


                                ---------------------------------------------
                                                 (Signature)


                                ---------------------------------------------
                                                 (Signature)

                                PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS
                                ON THE LEFT.  EXECUTORS, ADMINISTRATORS,
                                TRUSTEES, GUARDIANS, ATTORNEYS AND AGENTS
                                SHOULD GIVE THEIR FULL TITLES AND SUBMIT
                                EVIDENCE OF APPOINTMENT UNLESS PREVIOUSLY
                                FURNISHED TO THE COMPANY OR ITS TRANSFER
                                AGENT, ALL JOINT OWNERS SHOULD SIGN.

                                PLEASE MARK, DATE, SIGN AND RETURN USING
                                THE ENCLOSED ENVELOPE.  YOUR PROMPT
                                ATTENTION WILL BE APPRECIATED.